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                                  EXHIBIT 10.9

                              INVESTMENT AGREEMENT

                                     BETWEEN

                           THEHEALTHCHANNEL.COM, INC.

                                       AND

                           SWARTZ EQUITY PARTNERS, LLC



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                              THEHEALTHCHANNEL.COM

                              INVESTMENT AGREEMENT

        THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS.

        THIS INVESTMENT AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THE INVESTOR MUST RELY ON ITS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT J.

        SEE ADDITIONAL LEGENDS AT SECTIONS 4.7.


               THIS INVESTMENT AGREEMENT (this "Agreement" or "Investment Agreement") is made as of the 15th day of August, 2000, by and between thehealthchannel.com, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and the undersigned Investor executing this Agreement ("Investor").

                                    RECITALS:

        WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to the Investor, and the Investor shall purchase from the Company, from time to time as provided herein, shares of the Company's Common Stock, as part of an offering of Common Stock by the Company to Investor, for a maximum aggregate offering amount of Thirty Million Dollars ($30,000,000) (the "Maximum Offering Amount"); and

        WHEREAS, the solicitation of this Investment Agreement and, if accepted by the Company, the offer and sale of the Common Stock are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated under the Act, Section 4(2) of the Act, and/or upon such other exemption from the registration requirements of the Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder.

                                     TERMS:

        NOW, THEREFORE, the parties hereto agree as follows:

        1. CERTAIN DEFINITIONS. As used in this Agreement (including the recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        "20% Approval" shall have the meaning set forth in Section 5.25.

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        "9.9% Limitation" shall have the meaning set forth in Section 2.3.1(f).

        "Accredited Investor" shall have the meaning set forth in Section 3.1.

        "Act" shall mean the Securities Act of 1933, as amended.

        "Advance Put Notice" shall have the meaning set forth in Section 2.3.1(a), the form of which is attached hereto as EXHIBIT E.

        "Advance Put Notice Confirmation" shall have the meaning set forth in
Section 2.3.1(a), the form of which is attached hereto as EXHIBIT F.

        "Advance Put Notice Date" shall have the meaning set forth in Section 2.3.1(a).

        "Affiliate" shall have the meaning as set forth Section 6.4.

        "Aggregate Issued Shares" equals the aggregate number of shares of Common Stock issued to Investor pursuant to the terms of this Agreement or the Registration Rights Agreement as of a given date, including Put Shares and Warrant Shares.

        "Agreed Upon Procedures Report" shall have the meaning set forth in
Section 2.5.3(b).

        "Agreement" shall mean this Investment Agreement.

        "Automatic Termination" shall have the meaning set forth in Section
2.3.2.

        "Bring Down Cold Comfort Letters" shall have the meaning set forth in
Section 2.3.6(b).

        "Business Day" shall mean any day during which the Principal Market is open for trading.

        "Calendar Month" shall mean the period of time beginning on the numeric day in question in a calendar month and for Calendar Months thereafter, beginning on the earlier of (i) the same numeric day of the next calendar month or (ii) the last day of the next calendar month. Each Calendar Month shall end on the day immediately preceding the beginning of the next succeeding Calendar Month.

        "Cap Amount" shall have the meaning set forth in Section 2.3.10.

        "Capital Raising Limitations" shall have the meaning set forth in
Section 6.5.1.

        "Capitalization Schedule" shall have the meaning set forth in Section 3.2.4, attached hereto as EXHIBIT K.

        "Closing" shall mean one of (i) the Investment Commitment Closing and
(ii) each closing of a purchase and sale of Common Stock pursuant to Section 2.

        "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security during Normal Trading on the O.T.C. Bulletin Board, or, if the O.T.C. Bulletin Board is not the principal securities exchange or trading market for such security, the last closing bid price during Normal Trading of such security on the principal securities exchange or trading market where such security is listed or traded as reported by such principal securities exchange or trading market, or if the foregoing do not apply, the last closing bid price during Normal Trading of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Investor in this Offering. If the Company and the Investor in this Offering are unable to agree upon the fair market value of the Common Stock,

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then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the Investor in this offering and any fees and costs associated therewith shall be paid by the Company.

       "Commitment Evaluation Period" shall have the meaning set forth in
Section 2.6.

        "Commitment Warrants" shall have the meaning set forth in Section 2.4.1, the form of which is attached hereto as EXHIBIT U.

        "Commitment Warrant Exercise Price" shall have the meaning set forth in
Section 2.4.1.

        "Common Shares" shall mean the shares of Common Stock of the Company.

        "Common Stock" shall mean the common stock of the Company.

        "Company" shall mean thehealthchannel.com, a corporation duly organized and existing under the laws of the State of Delaware.


                      "Company Designated Maximum Put Dollar Amount" shall have the meaning set forth in Section 2.3.1(a).

        "Company Designated Minimum Put Share Price" shall have the meaning set forth in Section 2.3.1(a).

        "Company Termination" shall have the meaning set forth in Section
2.3.12.

        "Conditions to Investor's Obligations" shall have the meaning as set forth in Section 2.2.2.

         "Delisting Event" shall mean any time during the term of this Investment Agreement, that the Company's Common Stock is not listed for and actively trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange, or the New York Stock Exchange or is suspended or delisted with respect to the trading of the shares of Common Stock on such market or exchange.

        "Disclosure Documents" shall have the meaning as set forth in Section 3.2.4.

        "Due Diligence Review" shall have the meaning as set forth in Section
2.5.

        "Effective Date" shall have the meaning set forth in Section 2.3.1.

        "Equity Securities" shall have the meaning set forth in Section 6.5.1.

        "Evaluation Day" shall have the meaning set forth in Section 2.3.1(b).

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Excluded Day" shall have the meaning set forth in Section 2.3.1(b).

        "Extended Put Period" shall mean the period of time between the Advance Put Notice Date until the Pricing Period End Date.

        "Impermissible Put Cancellation" shall have the meaning set forth in
Section 2.3.1(e).

        "Indemnified Liabilities" shall have the meaning set forth in Section 9.

        "Indemnities" shall have the meaning set forth in Section 9.

        "Indemnitor" shall have the meaning set forth in Section 9.

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        "Individual Put Limit" shall have the meaning set forth in Section 2.3.1
(b).

         "Ineffective Period" shall mean any period of time that the Registration Statement or any Supplemental Registration Statement (each as defined in the Registration Rights Agreement) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities (as defined in the Registration Rights Agreement) for any reason (or in the event the prospectus under either of the above is not current and deliverable) during any time period required under the Registration Rights Agreement.

        "Intended Put Share Amount" shall have the meaning set forth in Section 2.3.1(a).

        "Investment Commitment Closing" shall have the meaning set forth in
Section 2.2.1.

        "Investment Agreement" shall mean this Investment Agreement.

        "Investment Commitment Opinion of Counsel" shall mean an opinion from Company's independent counsel, substantially in the form attached as EXHIBIT B, or such other form as agreed upon by the parties, as to the Investment Commitment Closing.

        "Investment Date" shall mean the date of the Investment Commitment Closing.

        "Investor" shall have the meaning set forth in the preamble hereto.

        "Key Employee" shall have the meaning set forth in Section 5.17, as set forth in EXHIBIT N.

        "Late Payment Amount" shall have the meaning set forth in Section 2.3.8.

        "Legend" shall have the meaning set forth in Section 4.7.

        "Major Transaction" shall mean and shall be deemed to have occurred at such time upon any of the following events:

               (i) a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock of the Company immediately preceding such consolidation, merger, combination or event either
(i) no longer hold a majority of the shares of Common Stock of the Company or
(ii) no longer have the ability to elect the board of directors of the Company (a "Change of Control"); provided, however, that if the other entity involved in such consolidation, merger, combination or event is a publicly traded company with "Substantially Similar Trading Characteristics" (as defined below) as the Company and the holders of Common Stock are to receive solely Common Stock or no consideration (if the Company is the surviving entity) or solely common stock of such other entity (if such other entity is the surviving entity), such transaction shall not be deemed to be a Major Transaction (provided the surviving entity, if other than the Company, shall have agreed to assume all obligations of the Company under this Agreement and the Registration Rights Agreement). For purposes hereof, an entity shall have Substantially Similar Trading Characteristics as the Company if the average daily dollar Trading Volume of the common stock of such entity is equal to or in excess of $500,000 for the 90th through the 31st day prior to the public announcement of such transaction;

               (ii) the sale or transfer of all or substantially all of the Company's assets; or

               (iii) a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock, such that following such purchase, tender or exchange offer a Change of Control shall have occurred.

        "Market Price" shall equal the lowest Closing Bid Price for the Common Stock on the Principal Market during the Pricing Period for the applicable Put.

        "Material Facts" shall have the meaning set forth in Section 2.3.6(a).

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        "Maximum Put Dollar Amount" shall mean the lesser of (i) the Company
Designated Maximum Put Dollar Amount, if any, specified by the Company in a Put Notice, and (ii) $2 million.

        "Maximum Offering Amount" shall mean have the meaning set forth in the recitals hereto.

        "NASD" shall have the meaning set forth in Section 6.9.

        "Nasdaq 20% Rule" shall have the meaning set forth in Section 2.3.10.

        "Normal Trading" shall mean trading that occurs between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude "after hours" trading.

        "Numeric Day" shall mean the numerical day of the month of the Investment Date or the last day of the calendar month in question, whichever is less.

        "NYSE" shall have the meaning set forth in Section 6.9.

        "Offering" shall mean the Company's offering of Common Stock and Warrants issued under this Investment Agreement.

        "Officer's Certificate" shall mean a certificate, signed by an officer of the Company, to the effect that the representations and warranties of the Company in this Agreement required to be true for the applicable Closing are true and correct in all material respects and all of the conditions and limitations set forth in this Agreement for the applicable Closing are satisfied.

        "Opinion of Counsel" shall mean, as applicable, the Investment Commitment Opinion of Counsel, the Put Opinion of Counsel, and the Registration Opinion.

        "Payment Due Date" shall have the meaning set forth in Section 2.3.8.

        "Pricing Period" shall mean, unless otherwise shortened under the terms of this Agreement, the period beginning on the Business Day immediately following the Put Date and ending on and including the date which is 20 Business Days after such Put Date.

        "Pricing Period End Date" shall mean the last Business Day of any Pricing Period.

        "Principal Market" shall mean the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

        "Proceeding" shall have the meaning as set forth Section 5.1.

        "Purchase" shall have the meaning set forth in Section 2.3.7.

        "Purchase Warrant Exercise Price" shall have the meaning set forth in
Section 2.4.2.

        "Purchase Warrants" shall have the meaning set forth in Section 2.4.2, the form of which is attached hereto as EXHIBIT D.

        "Put" shall have the meaning set forth in Section 2.3.1(d).

        "Put Cancellation" shall have the meaning set forth in Section
2.3.11(a).

        "Put Cancellation Date" shall have the meaning set forth in Section 2.3.11(a).

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        "Put Cancellation Notice" shall have the meaning set forth in Section
2.3.11(a), the form of which is attached hereto as EXHIBIT Q.

        "Put Cancellation Notice Confirmation" shall have the meaning set forth in Section 2.3.11(c), the form of which is attached hereto as EXHIBIT S.

        "Put Closing" shall have the meaning set forth in Section 2.3.8.

        "Put Closing Date" shall have the meaning set forth in Section 2.3.8.

        "Put Date" shall mean the date that is specified by the Company in any Put Notice for which the Company intends to exercise a Put under Section 2.3.1, unless the Put Date is postponed pursuant to the terms hereof, in which case the "Put Date" is such postponed date.

        "Put Dollar Amount" shall be determined by multiplying the Put Share Amount by the respective Put Share Prices with respect to such Put Shares, subject to the limitations herein.

        "Put Notice" shall have the meaning set forth in Section 2.3.1(d), the form of which is attached hereto as EXHIBIT G.

        "Put Notice Confirmation" shall have the meaning set forth in Section 2.3.1(d), the form of which is attached hereto as EXHIBIT H.

        "Put Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as EXHIBIT I, or such other form as agreed upon by the parties, as to any Put Closing.

        "Put Share Amount" shall have the meaning as set forth Section 2.3.1(b).

        "Put Share Price" shall have the meaning set forth in Section 2.3.1(c).

        "Put Shares" shall mean shares of Common Stock that are purchased by the Investor pursuant to a Put.

        "Registrable Securities" shall have the meaning as set forth in the Registration Rights Agreement.

        "Registration Opinion" shall have the meaning set forth in Section 2.3.6(a), the form of which is attached hereto as EXHIBIT R.

        "Registration Opinion Deadline" shall have the meaning set forth in
Section 2.3.6(a).

        "Registration Rights Agreement" shall mean that certain registration rights agreement entered into by the Company and Investor on even date herewith, in the form attached hereto as EXHIBIT A, or such other form as agreed upon by the parties.

        "Registration Statement" shall have the meaning as set forth in the Registration Rights Agreement.

        "Regulation D" shall have the meaning set forth in the recitals hereto.

        "Reporting Issuer" shall have the meaning set forth in Section 6.2.

        "Restrictive Legend" shall have the meaning set forth in Section 4.7.

        "Required Put Documents" shall have the meaning set forth in Section 2.3.5.

        "Right of First Refusal" shall have the meaning set forth in Section 6.5.2.

        "Risk Factors" shall have the meaning set forth in Section 3.2.4, attached hereto as EXHIBIT J.

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        "Schedule of Exceptions" shall have the meaning set forth in Section 5, and is attached hereto as Exhibit C.

        "SEC" shall mean the Securities and Exchange Commission.

        "Securities" shall mean this Investment Agreement, together with the Common Stock of the Company, the Warrants and the Warrant Shares issuable pursuant to this Investment Agreement.

        "Semi-Annual Non-Usage Fee" shall have the meaning set forth in Section 2.6.

        "Share Authorization Increase Approval" shall have the meaning set forth in Section 5.25.

        "Stockholder 20% Approval" shall have the meaning set forth in Section 6.11.

        "Supplemental Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

        "Term" shall mean the term of this Agreement, which shall be a period of time beginning on the date of this Agreement and ending on the Termination Date.

        "Termination Date" shall mean the earlier of (i) the date that is three
(3) years after the Effective Date, or (ii) the date that is thirty (30) Business Days after the later of (a) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount, (b) the date that the Company has delivered a Termination Notice to the Investor, (c) the date of an Automatic Termination, and (d) the date that all of the Warrants have been exercised.

        "Termination Fee" shall have the meaning as set forth in Section 2.6.

        "Termination Notice" shall have the meaning as set forth in Section 2.3.12.

        "Third Party Report" shall have the meaning set forth in Section 3.2.4.

        "Trading Volume " shall mean the volume of shares of the Company's Common Stock that trade between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude any shares trading during "after hours" trading.

        "Transaction Documents" shall have the meaning set forth in Section 9.

        "Transfer Agent" shall have the meaning set forth in Section 6.10.

        "Transfer Agent Instructions" shall mean the Company's instructions to its transfer agent, substantially in the form attached as EXHIBIT T, or such other form as agreed upon by the parties.

        "Trigger Price" shall have the meaning set forth in Section 2.3.1(b).

        "Truncated Pricing Period" shall have the meaning set forth in Section 2.3.11(d).

        "Truncated Put Share Amount" shall have the meaning set forth in Section 2.3.11(b).

        "Unlegended Share Certificates" shall mean a certificate or certificates (or electronically delivered shares, as appropriate) (in denominations as instructed by Investor) representing the shares of Common Stock to which the Investor is then entitled to receive, registered in the name of Investor or its nominee (as instructed by Investor) and not containing a restrictive legend or stop transfer order, including but not limited to the Put Shares for the applicable Put and Warrant Shares.

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        "Use of Proceeds Schedule" shall have the meaning as set forth in
Section 3.2.4, attached hereto as EXHIBIT L.

        "Volume Limitations" shall have the meaning set forth in Section
2.3.1(b).

        "Warrant Shares" shall mean the Common Stock issued or issuable upon exercise of the Warrants.

        "Warrants" shall mean Purchase Warrants and Commitment Warrants.

        2.     PURCHASE AND SALE OF COMMON STOCK.

               2.1  OFFER TO SUBSCRIBE.

               Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in Sections 2.2 and 2.3 below, Investor hereby agrees to purchase such amounts of Common Stock and accompanying Warrants as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Puts pursuant to Section
2.3 below.

               2.2    INVESTMENT COMMITMENT.

                      2.2.1 INVESTMENT COMMITMENT CLOSING. The closing of this Agreement (the "Investment Commitment Closing") shall be deemed to occur when this Agreement and the Registration Rights Agreement have been executed by both Investor and the Company, the Transfer Agent Instructions have been executed by both the Company and the Transfer Agent, and the other Conditions to Investor's Obligations set forth in Section 2.2.2 below have been met.

                      2.2.2 CONDITIONS TO INVESTOR'S OBLIGATIONS. As a prerequisite to the Investment Commitment Closing and the Investor's obligations hereunder, all of the following (the "Conditions to Investor's Obligations") shall have been satisfied prior to or concurrently with the Company's execution and delivery of this Agreement:

                (a)   the following documents shall have been delivered to the
                      Investor: (i) the Registration Rights Agreement (executed by the Company and Investor), (ii) the Investment Commitment Opinion of Counsel (signed by the Company's counsel), (iii) the Transfer Agent Instructions (executed by the Company and the Transfer Agent), and (iv) a Secretary's Certificate as to (A) the resolutions of the Company's board of directors authorizing this transaction, (B) the Company's Certificate of Incorporation, and (C) the Company's Bylaws;

               (b) this Investment Agreement, accepted by the Company, shall have been received by the Investor;

               (c)    [Intentionally Left Blank].

               (d) other than continuing losses described in the Risk Factors set forth in the Disclosure Documents (provided for in Section 3.2.4), as of the Closing there have been no material adverse changes in the Company's business prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents, including but not limited to incurring material liabilities; and

               (e) the representations and warranties of the Company in this Agreement shall be true and correct in all material respects and the conditions to Investor's obligations set forth in this Section 2.2.2 shall have been satisfied as of such Closing; and the Company shall deliver an Officer's Certificate, signed by an officer of the Company, to such effect to the Investor.

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               2.3  PUTS OF COMMON SHARES TO THE INVESTOR.

                      2.3.1 PROCEDURE TO EXERCISE A PUT. Subject to the Individual Put Limit, the Maximum Offering Amount and the Cap Amount (if applicable), and the other conditions and limitations set forth in this Agreement, at any time beginning on the date on which the Registration Statement is declared effective by the SEC (the "Effective Date"), the Company may, in its sole and absolute discretion, elect to exercise one or more Puts according to the following procedure, provided that each subsequent Put Date after the first Put Date shall be no sooner than five (5) Business Days following the preceding Pricing Period End Date:

                             (a) DELIVERY OF ADVANCE PUT NOTICE. At least ten
(10) Business Days but not more than twenty (20) Business Days prior to any intended Put Date (unless otherwise agreed in writing by the Investor), the Company shall deliver advance written notice (the "Advance Put Notice," the form of which is attached hereto as EXHIBIT E, the date of such Advance Put Notice being the "Advance Put Notice Date") to Investor stating the Put Date for which the Company shall, subject to the limitations and restrictions contained herein, exercise a Put and stating the number of shares of Common Stock (subject to the Individual Put Limit and the Maximum Put Dollar Amount) which the Company intends to sell to the Investor for the Put (the "Intended Put Share Amount").

        The Company may, at its option, also designate in any Advance Put Notice
(i) a maximum dollar amount of Common Stock, not to exceed $2,000,000, which it shall sell to Investor during the Put (the "Company Designated Maximum Put Dollar Amount") and/or (ii) a minimum purchase price per Put Share at which the Investor may purchase shares of Common Stock pursuant to such Put Notice (a "Company Designated Minimum Put Share Price"). The Company Designated Minimum Put Share Price, if applicable, shall be no greater than the lesser of (i) 80% of the Closing Bid Price of the Company's common stock on the Business Day immediately preceding the Advance Put Notice Date, or (ii) the Closing Bid Price of the Company's common stock on the Business Day immediately preceding the Advance Put Notice Date minus $0.125. The Company may decrease (but not increase) the Company Designated Minimum Put Share Price for a Put at any time by giving the Investor written notice of such decrease not later than 12:00 Noon, New York City time, on the Business Day immediately preceding the Business Day that such decrease is to take effect. A decrease in the Company Designated Minimum Put Share Price shall have no retroactive effect on the determination of Trigger Prices and Excluded Days for days preceding the Business Day that such decrease takes effect.

        Notwithstanding the above, if, at the time of delivery of an Advance Put Notice, more than two (2) Calendar Months have passed since the date of the previous Put Closing, such Advance Put Notice shall provide at least twenty (20) Business Days notice of the intended Put Date, unless waived in writing by the Investor. In order to effect delivery of the Advance Put Notice, the Company shall (i) send the Advance Put Notice by facsimile on such date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on such date to a courier for overnight delivery to the Investor (or two (2) day delivery in the case of an Investor residing outside of the U.S.). Upon receipt by the Investor of a facsimile copy of the Advance Put Notice, the Investor shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Advance Put Notice Confirmation," the form of which is attached hereto as EXHIBIT F) of the Advance Put Notice to the Company specifying that the Advance Put Notice has been received and affirming the intended Put Date and the Intended Put Share Amount.

                             (b) PUT SHARE AMOUNT. The "Put Share Amount" is the
number of shares of Common Stock that the Investor shall be obligated to purchase in a given Put, and shall equal the lesser of (i) the Intended Put Share Amount, and (ii) the Individual Put Limit. The "Individual Put Limit" shall equal the lesser of (i) 1,500,000 shares, (ii) 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock, for all Evaluation Days (as defined below) in the Pricing Period, (iii) the number of Put Shares which, when multiplied by their respective Put Share Prices, equals the Maximum Put Dollar Amount, and (iv) the 9.9% Limitation, but in no event shall the Individual Put Limit exceed 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock, for the twenty (20) Business Days immediately preceding the Put Date (this limitation, together with the limitation in (i) immediately above, are collectively referred to herein as the "Volume Limitations"). Company agrees not to trade Common Stock or arrange for Common Stock to be traded for the purpose of artificially increasing the Volume Limitations.

        For purposes of this Agreement:

               "Trigger Price" for any Pricing Period shall mean the greater of
(i) the Company Designated Minimum Put Share Price, plus $0.075, or (ii) the Company Designated Minimum Put Share Price divided by .91.

               An "Excluded Day" shall mean each Business Day during a Pricing Period where the lowest intra-day trading price of the Common Stock is less than the Trigger Price.

               An "Evaluation Day" shall mean each Business Day during a Pricing Period that is not an Excluded Day.


                             (c) PUT SHARE PRICE.  The purchase price for the
Put Shares (the "Put Share Price") shall equal the lesser of (i) the Market Price for such Put, minus $0.075, or (ii) 91% of the Market Price for such Put, but shall in no event be less than the Company Designated Minimum Put Share Price for such Put, if applicable.

                             (d) DELIVERY OF PUT NOTICE.  After delivery of an
Advance Put Notice, on the Put Date specified in the Advance Put Notice the Company shall deliver written notice (the "Put Notice," the form of which is attached hereto as EXHIBIT G) to Investor stating (i) the Put Date, (ii) the Intended Put Share Amount as specified in the Advance Put Notice (such exercise a "Put"), (iii) the Company Designated Maximum Put Dollar Amount (if applicable), and (iv) the Company Designated Minimum Put Share Price (if applicable). In order to effect delivery of the Put Notice, the Company shall
(i) send the Put Notice by facsimile on the Put Date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on the Put Date to a courier for overnight delivery to the Investor (or two (2) day delivery in the case of an Investor residing outside of the U.S.). Upon receipt by the Investor of a facsimile copy of the Put Notice, the Investor shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Put Notice Confirmation," the form of which is attached hereto as EXHIBIT H) of the Put Notice to Company specifying that the Put Notice has been received and affirming the Put Date and the Intended Put Share Amount.

                             (e) DELIVERY OF REQUIRED PUT DOCUMENTS. On or
before the Put Date for such Put, the Company shall deliver the Required Put Documents (as defined in Section 2.3.5 below) to the Investor (or to an agent of Investor, if Investor so directs). Unless otherwise specified by the Investor, the Put Shares of Common Stock shall be transmitted electronically pursuant to such electronic delivery system as the Investor shall request; otherwise delivery shall be by physical certificates. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date, the Put shall be automatically cancelled, unless the Investor agrees to delay the Put Date by up to three (3) Business Days, in which case the Pricing Period begins on the Business Day following such new Put Date. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date (or new Put Date, if applicable), and the Investor has not agreed in writing to delay the Put Date, the Put is automatically canceled (an "Impermissible Put Cancellation") and, unless the Put was otherwise canceled in accordance with the terms of Section 2.3.11, the Company shall pay the Investor $5,000 for its reasonable due diligence expenses incurred in preparation for the canceled Put and the Company may deliver an Advance Put Notice for the subsequent Put no sooner than ten (10) Business Days after the date that such Put was canceled, unless otherwise agreed by the Investor.

                             (f) LIMITATION ON INVESTOR'S OBLIGATION TO PURCHASE
SHARES. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be required to purchase, and an Intended Put Share Amount may not include, an amount of Put Shares, which when added to the number of Put Shares acquired by the Investor pursuant to this Agreement during the 31 days preceding the Put Date with respect to which this determination of the permitted Intended Put Share Amount is being made, would exceed 9.99% of the number of shares of Common Stock outstanding (on a fully diluted basis, to the extent that inclusion of unissued shares is mandated by Section 13(d) of the Exchange Act) on the Put Date for such Pricing Period, as determined in accordance with
Section 13(d) of the Exchange Act (the "Section 13(d) Outstanding Share Amount"). Each Put

Notice shall include a representation of the Company as to the Section 13(d) Outstanding Share Amount on the related Put Date. In the event that the
Section 13(d) Outstanding Share Amount is different on any date during a Pricing Period than on the Put Date associated with such Pricing Period, then the number of shares of Common Stock outstanding on such date during such Pricing Period shall govern for purposes of determining whether the Investor, when aggregating all purchases of Shares made pursuant to this Agreement in the 31 calendar days preceding such date, would have acquired more than 9.99% of the Section 13(d) Outstanding Share Amount. The limitation set forth in this Section 2.3.1(f) is referred to as the "9.9% Limitation."

                      2.3.2  TERMINATION OF RIGHT TO PUT.   The Company's right
to require the Investor to purchase any subsequent Put Shares shall terminate permanently (each, an "Automatic Termination") upon the occurrence of any of the following:

                             (a) the Company shall not exercise a Put or any Put
thereafter if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a Securities and Exchange Commission enforcement action, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

                             (b) the Company shall not exercise a Put or any Put
thereafter, on any date after a cumulative time period or series of time periods, including both Ineffective Periods and Delisting Events, that lasts for an aggregate of four (4) months;

                             (c) the Company shall not exercise a Put or any Put
thereafter if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company;

                             (d) the Company shall not exercise a Put after the
sooner of (i) the date that is three (3) years after the Effective Date, or (ii) the Put Closing Date on which the aggregate of the Put Dollar Amounts for all Puts equal the Maximum Offering Amount; and

                             (e) the Company shall not exercise a Put after the
Company has breached any covenant in Section 2.6, Section 6, or Section 9 hereof.

                             (f) if no Registration Statement has been declared
effective by the date that is one (1) year after the date of this Agreement, the Automatic Termination shall occur on the date that is one (1) year after the date of this Agreement.

                      2.3.3 PUT LIMITATIONS. The Company's right to exercise a Put shall be limited as follows:

                             (a) notwithstanding the amount of any Put, the
Investor shall not be obligated to purchase any additional Put Shares once the aggregate Put Dollar Amount paid by Investor equals the Maximum Offering Amount;

                             (b) the Investor shall not be obligated to acquire
and pay for the Put Shares with respect to any Put for which the Company has announced a subdivision or combination, including a reverse split, of its Common Stock or has subdivided or combined its Common Stock during the Extended Put Period;

                             (c) the Investor shall not be obligated to acquire
and pay for the Put Shares with respect to any Put for which the Company has paid a dividend of its Common Stock or has made any other distribution of its Common Stock during the Extended Put Period;

                             (d) the Investor shall not be obligated to acquire
and pay for the Put Shares with respect to any Put for which the Company has made, during the Extended Put Period, a distribution of all or any portion of its assets or evidences of indebtedness to the holders of its Common Stock;

                             (e) the Investor shall not be obligated to acquire
and pay for the Put Shares with respect to any Put for which a Major Transaction has occurred during the Extended Put Period.

                      2.3.4 CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER AN ADVANCE PUT NOTICE OR A PUT NOTICE AND THE OBLIGATION OF THE INVESTOR TO PURCHASE PUT SHARES. The right of the Company to deliver an Advance Put Notice or a Put Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (i) the date of delivery of such Advance Put Notice or Put Notice and (ii) the applicable Put Closing Date, of each of the following conditions:

                             (a) the Company's Common Stock shall be listed for
and actively trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market or the New York Stock Exchange and the Put Shares shall be so listed, and to the Company's knowledge there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such market or exchange;

                             (b) the Company shall have satisfied any and all
obligations pursuant to the Registration Rights Agreement, including, but not limited to, the filing of the Registration Statement with the SEC with respect to the resale of all Registrable Securities and the requirement that the Registration Statement shall have been declared effective by the SEC for the resale of all Registrable Securities and the Company shall have satisfied and shall be in compliance with any and all obligations pursuant to this Agreement and the Warrants;

                             (c) the representations and warranties of the
Company are true and correct in all material respects as if made on such date and the conditions to Investor's obligations set forth in this Section 2.3.4 are satisfied as of such Closing, and the Company shall deliver a certificate, signed by an officer of the Company, to such effect to the Investor;

                             (d) the Company shall have reserved for issuance a
sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligation to issue Common Shares pursuant to any Put and to effect exercise of the Warrants;

                             (e) the Registration Statement is not subject to an
Ineffective Period as defined in the Registration Rights Agreement, the prospectus included therein is current and deliverable, and to the Company's knowledge there is no notice of any investigation or inquiry concerning any stop order with respect to the Registration Statement; and

                             (f) if the Aggregate Issued Shares after the
Closing of the Put would exceed the Cap Amount, the Company shall have obtained the Stockholder 20% Approval as specified in Section 6.11, if the Company's Common Stock is listed on the NASDAQ Small Cap Market or NMS, and such approval is required by the rules of the NASDAQ.

                        2.3.5 DOCUMENTS REQUIRED TO BE DELIVERED ON THE PUT DATE AS CONDITIONS TO CLOSING OF ANY PUT. The Closing of any Put and Investor's obligations hereunder shall additionally be conditioned upon the delivery to the Investor of each of the following (the "Required Put Documents") on or before the applicable Put Date:

                             (a) a number of Unlegended Share Certificates
(or freely tradeable electronically delivered shares, as appropriate) equal to the Intended Put Share Amount, in denominations of not more than 50,000 shares per certificate;

                             (b) the following documents: Put Opinion of
Counsel, Officer's Certificate, Put Notice, Registration Opinion, and any report or disclosure required under Section 2.3.6 or Section 2.5;

                             (c) all documents, instruments and other writings
required to be delivered on or before the Put Date pursuant to any provision of this Agreement in order to implement and effect the transactions contemplated herein.

                      2.3.6  ACCOUNTANT'S LETTER AND REGISTRATION OPINION.

                             (a)  The Company shall have caused to be delivered
to the Investor, (i) whenever required by Section 2.3.6(b) or by Section 2.5.3, and (ii) on the date that is three (3) Business Days prior to each Put Date (the "Registration Opinion Deadline"), an opinion of the Company's independent counsel, in substantially the form of EXHIBIT R (the "Registration Opinion"), addressed to the Investor stating, inter alia, that no facts ("Material Facts") have come to such counsel's attention that have caused it to believe that the Registration Statement is subject to an Ineffective Period or to believe that the Registration Statement, any Supplemental Registration Statement (as each may be amended, if applicable), and any related prospectuses, contain an untrue statement of material fact or omits a material fact required to make the statements contained therein, in light of the circumstances under which they were made, not misleading. If a Registration Opinion cannot be delivered by the Company's independent counsel to the Investor on the Registration Opinion Deadline due to the existence of Material Facts or an Ineffective Period, the Company shall promptly notify the Investor and as promptly as possible amend each of the Registration Statement and any Supplemental Registration Statements, as applicable, and any related prospectus or cause such Ineffective Period to terminate, as the case may be, and deliver such Registration Opinion and updated prospectus as soon as possible thereafter. If at any time after a Put Notice shall have been delivered to Investor but before the related Pricing Period End Date, the Company acquires knowledge of such Material Facts or any Ineffective Period occurs, the Company shall promptly notify the Investor and shall deliver a Put Cancellation Notice to the Investor pursuant to Section 2.3.11 by facsimile and overnight courier by the end of that Business Day.

                             (b)    (i)  the Company shall engage its
independent auditors to perform the procedures in accordance with the provisions of Statement on Auditing Standards No. 71, as amended, as agreed to by the parties hereto, and reports thereon (the "Bring Down Cold Comfort Letters") as shall have been reasonably requested by the Investor with respect to certain financial information contained in the Registration Statement and shall have delivered to the Investor such a report addressed to the Investor, on the date that is three (3) Business Days prior to each Put Date.

                                    (ii)  in the event that the Investor shall
have requested delivery of an Agreed Upon Procedures Report pursuant to Section 2.5.3, the Company shall engage its independent auditors to perform certain agreed upon procedures and report thereon as shall have been reasonably requested by the Investor with respect to certain financial information of the Company and the Company shall deliver to the Investor a copy of such report addressed to the Investor. In the event that the report required by this Section 2.3.6(b) cannot be delivered by the Company's independent auditors, the Company shall, if necessary, promptly revise the Registration Statement and the Company shall not deliver a Put Notice until such report is delivered.

                      2.3.7 INVESTOR'S OBLIGATION AND RIGHT TO PURCHASE SHARES. Subject to the conditions set forth in this Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase (each a "Purchase") from the Company a number of Put Shares equal to the Put Share Amount, in the manner described below.

                      2.3.8 MECHANICS OF PUT CLOSING. Each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement at or prior to each Closing. Subject to such delivery and the satisfaction of the conditions set forth in Sections 2.3.4 and 2.3.5, the closing of the purchase by the Investor of Shares shall occur by 5:00 PM, New York City Time, on the date which is five
(5) Business Days following the applicable Pricing Period End Date (the "Payment Due Date") at the offices of Investor. On each or before each Payment Due Date, the Investor shall deliver to the Company, in the manner specified in Section 8 below, the Put Dollar Amount to be paid for such Put Shares, determined as aforesaid. The closing (each a "Put Closing") for each Put shall occur on the date that both (i) the Company has delivered to the Investor all Required Put Documents, and (ii) the Investor has delivered to the Company such Put Dollar Amount and any Late Payment
Amount, if applicable (each a "Put Closing Date").

If the Investor does not deliver to the Company the Put Dollar Amount for such Put Closing on or before the Payment Due Date, then the Investor shall pay to the Company, in addition to the Put Dollar Amount, an amount (the "Late Payment Amount") at a rate of X% per month, accruing daily, multiplied by such Put Dollar Amount, where "X" equals one percent (1%) for the first month following the date in question, and increases by an additional one percent (1%) for each month that passes after the date in question, up to a maximum of five percent (5%) per month; provided, however, that in no event shall the amount of interest that shall become due and payable hereunder exceed the maximum amount permissible under applicable law In addition to any other remedies the Company may have, in the event that the Investor fails to make payment for any shares Put to it by the Company under this Agreement within 30 days of the date that the Company has notified the Investor, in writing, that such payment is past due, and the Company has complied with this Agreement in all material respects, the Company may terminate the unexercised portion of the Commitment Warrant.

                      2.3.9 LIMITATION ON SHORT SALES. The Investor and its Affiliates shall not engage in short sales of the Company's Common Stock; provided, however, that the Investor may enter into any short exempt sale or any short sale or other hedging or similar arrangement it deems appropriate with respect to Put Shares after it receives a Put Notice with respect to such Put Shares so long as such sales or arrangements do not involve more than the number of such Put Shares specified in the Put Notice.

                      2.3.10  CAP AMOUNT.   If the Company becomes listed on the
Nasdaq Small Cap Market or the Nasdaq National Market, then, unless the Company has obtained Stockholder 20% Approval as set forth in Section 6.11 or unless otherwise permitted by Nasdaq, in no event shall the Aggregate Issued Shares exceed the maximum number of shares of Common Stock (the "Cap Amount") that the Company can, without stockholder approval, so issue pursuant to Nasdaq Rule 4460(i)(1)(d)(ii) (or any other applicable Nasdaq Rules or any successor rule) (the "Nasdaq 20% Rule").

                      2.3.11  PUT CANCELLATION.

                             (a)    MECHANICS OF PUT CANCELLATION. If at any
time during a Pricing Period the Company discovers the existence of Material Facts or any Ineffective Period or Delisting Event occurs, the Company shall cancel the Put (a "Put Cancellation"), by delivering written notice to the Investor (the "Put Cancellation Notice"), attached as EXHIBIT Q, by facsimile and overnight courier. The "Put Cancellation Date" shall be the date that the Put Cancellation Notice is first received by the Investor, if such notice is received by the Investor by 6:00 p.m., New York, NY time, and shall be the following date, if such notice is received by the Investor after 6:00 p.m., New York, NY time.

                             (b)    EFFECT OF PUT CANCELLATION. Anytime a Put
Cancellation Notice is delivered to Investor after the Put Date, the Put, shall remain effective with respect to a number of Put Shares (the "Truncated Put Share Amount") equal to the Individual Put Limit for the Truncated Pricing Period.

                             (c)    PUT CANCELLATION NOTICE CONFIRMATION.  Upon
receipt by the Investor of a facsimile copy of the Put Cancellation Notice, the Investor shall promptly send, via facsimile, a confirmation of receipt (the "Put Cancellation Notice Confirmation," a form of which is attached as EXHIBIT S) of the Put Cancellation Notice to the Company specifying that the Put Cancellation Notice has been received and affirming the Put Cancellation Date.

                             (d) TRUNCATED PRICING PERIOD.        If a Put
Cancellation Notice has been delivered to the Investor after the Put Date, the Pricing Period for such Put shall end at on the close of trading on the last full trading day on the Principal Market that ends prior to the moment of initial delivery of the Put Cancellation Notice (a "Truncated Pricing Period") to the Investor.

                      2.3.12  INVESTMENT AGREEMENT CANCELLATION.   The Company
may terminate (a "Company Termination") its right to initiate future Puts by providing written notice ("Termination Notice") to the Investor, by facsimile and overnight courier, at any time other than during an Extended Put Period, provided that such termination shall have no effect on the parties' other rights and obligations under this Agreement, the Registration Rights Agreement or the Warrants. Notwithstanding the above, any cancellation occurring during an Extended Put Period is governed by Section 2.3.11.

                      2.3.13 RETURN OF EXCESS COMMON SHARES. In the event that the number of Shares purchased by the Investor pursuant to its obligations hereunder is less than the Intended Put Share Amount, the Investor shall promptly return to the Company any shares of Common Stock in the Investor's possession that are not being purchased by the Investor.

               2.4  WARRANTS.

                      2.4.1 COMMITMENT WARRANTS. In partial consideration hereof, following the execution of the Letter of Agreement dated on or about June 19, 2000 between the Company and the Investor, the Company issued and delivered to Investor or its designated assignees, warrants (the "Commitment Warrants") in the form attached hereto as EXHIBIT U, or such other form as agreed upon by the parties, to purchase 3,450,000 shares of Common Stock. Each Commitment Warrant shall be immediately exercisable in accordance with its terms, and shall have a term beginning on the date of issuance and ending on date that is five (5) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement. The Investment Commitment Opinion of Counsel shall cover the issuance of the Commitment Warrant and the issuance of the common stock upon exercise of the Commitment Warrant.

        Notwithstanding any Termination or Automatic Termination of this Agreement, regardless of whether or not the Registration Statement is or is not filed, and regardless of whether or not the Registration Statement is approved or denied by the SEC, the Investor shall retain full ownership of the Commitment Warrant as partial consideration for its commitment hereunder.

                      2.4.2 PURCHASE WARRANTS. Within five (5) Business Days of the end of each Pricing Period, the Company shall issue and deliver to the Investor a warrant ("Purchase Warrant"), in the form attached hereto as EXHIBIT D, or such other form as agreed upon by the parties, to purchase a number of shares of Common Stock equal to 10% of the Put Share Amount for that Put. Each Purchase Warrant shall be exerciseable at a price (the "Purchase Warrant Exercise Price") which shall initially equal 110% of the Market Price for the applicable Put, and shall have semi-annual reset provisions. Each Purchase Warrant shall be immediately exercisable at the Purchase Warrant Exercise Price, and shall have a term beginning on the date of issuance and ending on the date that is five (5) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.

               2.5 DUE DILIGENCE REVIEW. The Company shall make available for inspection and review by the Investor (the "Due Diligence Review"), advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of Common Stock on behalf of the Investor pursuant to the Registration Statement, any Supplemental Registration Statement, or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

                             2.5.1  TREATMENT OF NONPUBLIC INFORMATION.  The
Company shall not disclose nonpublic information to the Investor or to its advisors or representatives unless prior to disclosure of such information the Company identifies such information as being nonpublic information and provides the Investor and such advisors and representatives with the opportunity to accept or refuse to accept such nonpublic information for review. The Company may, as a condition to disclosing any nonpublic information hereunder, require the Investor and its advisors and representatives to enter into a confidentiality agreement (including an agreement with such advisors and representatives prohibiting them from trading in Common Stock during such period of time as they are in possession of nonpublic information) in form reasonably satisfactory to the Company and the Investor.

        Nothing herein shall require the Company to disclose nonpublic information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate nonpublic information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting nonpublic information (whether or not requested of the Company specifically or generally during the course of due diligence by and such persons or entities), which, if not disclosed in the Prospectus included in the Registration Statement, would cause such Prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 2.5 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain nonpublic information in the course of conducting due diligence in accordance with the terms of this Agreement; provided, however, that in no event shall the Investor's advisors or representatives disclose to the Investor the nature of the specific event or circumstances constituting any nonpublic information discovered by such advisors or representatives in the course of their due diligence without the written consent of the Investor prior to disclosure of such information.

                      2.5.2 DISCLOSURE OF MISSTATEMENTS AND OMISSIONS. The Investor's advisors or representatives shall make complete disclosure to the Investor's counsel of all events or circumstances constituting nonpublic information discovered by such advisors or representatives in the course of their due diligence upon which such advisors or representatives form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Investor's counsel shall consult with the Company's independent counsel in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto; provided, however, that such consultation shall not constitute the advice of the Company's independent counsel to the Investor as to the accuracy of the Registration Statement and related Prospectus.

                      2.5.3 PROCEDURE IF MATERIAL FACTS ARE REASONABLY BELIEVED TO BE UNTRUE OR ARE OMITTED. In the event after such consultation the Investor or the Investor's counsel reasonably believes that the Registration Statement contains an untrue statement or a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading,

                                    (a) the Company shall file with the SEC an
amendment to the Registration Statement responsive to such alleged untrue statement or omission and provide the Investor, as promptly as practicable, with copies of the Registration Statement and related Prospectus, as so amended, or

                                    (b) if the Company disputes the existence of
any such material misstatement or omission, (i) the Company's independent counsel shall provide the Investor's counsel with a Registration Opinion and
(ii) in the event the dispute relates to the adequacy of financial disclosure and the Investor shall reasonably request, the Company's independent auditors shall provide to the Company a letter ("Agreed Upon Procedures Report") outlining the performance of such "agreed upon procedures" as shall be reasonably requested by the Investor and the Company shall provide the Investor with a copy of such letter.

               2.6 COMMITMENT PAYMENTS.

        On the last Business Day of each six (6) Calendar Month period following the Effective Date (each such period a "Commitment Evaluation Period"), if the Company has not Put at least $1,000,000 in aggregate Put Dollar Amount during that Commitment Evaluation Period, the Company, in consideration of Investor's commitment costs, including, but not limited to, due diligence expenses, shall pay to the Investor an amount (the "Semi-Annual Non-

Usage Fee") equal to the difference of (i) $100,000, minus (ii) 10% of the aggregate Put Dollar Amount of the Put Shares put to Investor during that Commitment Evaluation Period. In the event that the Company delivers a Termination Notice to the Investor or an Automatic Termination occurs, the Company shall pay to the Investor (the "Termination Fee") the greater of (i) the Semi-Annual Non-Usage Fee for the applicable Commitment Evaluation Period, or (ii) the difference of (x) $200,000, minus (y) 10% of the aggregate Put Dollar Amount of the Put Shares put to Investor during all Puts to date, and the Company shall not be required to pay the Semi-Annual Non-Usage Fee thereafter.

        Each Semi Annual Non-Usage Fee or Termination Fee is payable, in cash, within five (5) business days of the date it accrued. The Company shall not be required to deliver any payments to Investor under this subsection until Investor has paid all Put Dollar Amounts that are then due.

        3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF INVESTOR. Investor hereby represents and warrants to and agrees with the Company as follows:

               3.1 ACCREDITED INVESTOR. Investor is an accredited investor ("Accredited Investor"), as defined in Rule 501 of Regulation D, and has checked the applicable box set forth in Section 10 of this Agreement.

               3.2 INVESTMENT EXPERIENCE; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                      3.2.1 ACCESS TO INFORMATION. Investor or Investor's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this Offering, the Company and its business and prospects, and to obtain any additional information which Investor or Investor's professional advisor deems necessary to verify the accuracy and completeness of the information received.

                      3.2.2 RELIANCE ON OWN ADVISORS. Investor has relied completely on the advice of, or has consulted with, Investor's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section
3.2.4 below and on the Opinion of Counsel). The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in this Agreement.

                      3.2.3 CAPABILITY TO EVALUATE. Investor has such knowledge and experience in financial and business matters so as to enable such Investor to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 3.2.4 below).

                      3.2.4 DISCLOSURE DOCUMENTS. Investor, in making Investor's investment decision to subscribe for the Investment Agreement hereunder, represents that (a) Investor has received and had an opportunity to review (i) the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, (ii) the Company's quarterly report on Form 10-QSB for the quarters ended March 31, 2000, (iii) the Risk Factors, attached as EXHIBIT J, (the "Risk Factors") (iv) the Capitalization Schedule, attached as EXHIBIT K, (the "Capitalization Schedule") and (v) the Use of Proceeds Schedule, attached as EXHIBIT L, (the "Use of Proceeds Schedule"); (b) Investor has read, reviewed, and relied solely on the documents described in (a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, documents prepared by the Company which have been specifically provided to Investor in connection with this Offering (the documents described in this Section 3.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Investor and Investor's representatives, if any; (c) Investor has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the Exchange Act and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and
(d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in

Sections 5 and 6 of this Agreement. Investor acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Investor has not relied upon any Third Party Reports in making the decision to invest.

                      3.2.5 INVESTMENT EXPERIENCE; FEND FOR SELF. Investor has substantial experience in investing in securities and it has made investments in securities other than those of the Company. Investor acknowledges that Investor is able to fend for Investor's self in the transaction contemplated by this Agreement, that Investor has the ability to bear the economic risk of Investor's investment pursuant to this Agreement and that Investor is an "Accredited Investor" by virtue of the fact that Investor meets the investor qualification standards set forth in Section 3.1 above. Investor has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Investor's purposes.

               3.3  EXEMPT OFFERING UNDER REGULATION D.

                      3.3.1 NO GENERAL SOLICITATION. The Investment Agreement was not offered to Investor through, and Investor is not aware of, any form of general solicitation or general advertising, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                      3.3.2 RESTRICTED SECURITIES. Investor understands that the Investment Agreement is, the Common Stock and Warrants issued at each Put Closing will be, and the Warrant Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction exempt from the registration requirements of the federal securities laws and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Investor represents that Investor is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                      3.3.3 DISPOSITION. Without in any way limiting the representations set forth above, Investor agrees that until the Securities are sold pursuant to an effective Registration Statement or an exemption from registration, they will remain in the name of Investor and will not be transferred to or assigned to any broker, dealer or depositary. Investor further agrees not to sell, transfer, assign, or pledge the Securities (except for any bona fide pledge arrangement to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), or to otherwise dispose of all or any portion of the Securities unless and until:

                             (a)    There is then in effect a registration
statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement and in compliance with applicable prospectus delivery requirements; or

                             (b)    (i) Investor shall have notified the Company
of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition to the extent relevant for determination of the availability of an exemption from registration, and (ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act or state securities laws. It is agreed that the Company will not require the Investor to provide opinions of counsel for transactions made pursuant to Rule 144 provided that Investor and Investor's broker, if necessary, provide the Company with the necessary representations for counsel to the Company to issue an opinion with respect to such transaction.

               The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the

Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

               3.4  DUE AUTHORIZATION.

                      3.4.1 AUTHORITY. The person executing this Investment Agreement, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Investor is executing this Agreement. Investor has reached the age of majority (if an individual) according to the laws of the state in which he or she resides.

                      3.4.2 DUE AUTHORIZATION. Investor is duly and validly organized, validly existing and in good standing as a limited liability company under the laws of Georgia with full power and authority to purchase the Securities to be purchased by Investor and to execute and deliver this Agreement.

                      3.4.3 PARTNERSHIPS. If Investor is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners of Investor (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

                      3.4.4 REPRESENTATIVES. If Investor is purchasing in a representative or fiduciary capacity, the representations and warranties shall be deemed to have been made on behalf of the person or persons for whom Investor is so purchasing.

        4.     ACKNOWLEDGMENTS.     Investor is aware that:

               4.1 RISKS OF INVESTMENT. Investor recognizes that an investment in the Company involves substantial risks, including the potential loss of Investor's entire investment herein. Investor recognizes that the Disclosure Documents, this Agreement and the exhibits hereto do not purport to contain all the information, which would be contained in a registration statement under the Act;

               4.2 NO GOVERNMENT APPROVAL. No federal or state agency has passed upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction;

               4.3 NO REGISTRATION, RESTRICTIONS ON TRANSFER. As of the date of this Agreement, the Securities and any component thereof have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged (except for any limited pledge in connection with a margin account of Investor to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available;

               4.4 RESTRICTIONS ON TRANSFER. Investor may not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities or any component thereof in the absence of either an effective registration statement or an exemption from the registration requirements of the Act and applicable state securities laws;

               4.5 NO ASSURANCES OF REGISTRATION. There can be no assurance that any registration statement will become effective at the scheduled time, or ever, or remain effective when required, and Investor acknowledges that it may be required to bear the economic risk of Investor's investment for an indefinite period of time;

               4.6 EXEMPT TRANSACTION. Investor understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Investor to acquire such Securities.

               4.7 LEGENDS. The certificates representing the Put Shares shall not bear a legend restricting the sale of transfer thereof ("Restrictive Legend"). The certificates representing the Warrant Shares shall not bear a Restrictive Legend unless they are issued at a time when the Registration Statement is not effective for resale. It is understood that the certificates evidencing any Warrant Shares issued at a time when the Registration Statement is not effective for resale, subject to legend removal under the terms of
Section 6.8 below, shall bear the following legend (the "Legend"):

        "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or pursuant to an exemption therefrom."

        5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to Investor (which shall be true at the signing of this Agreement, and as of any such later date as contemplated hereunder) and agrees with Investor that, except as set forth in the "Schedule of Exceptions" attached hereto as EXHIBIT C:

               5.1 ORGANIZATION, GOOD STANDING, AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. Except as otherwise set forth in the Schedule of Exceptions, the Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding (a "Proceeding") by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission, The National Association of Securities Dealer, Inc., The Nasdaq Stock Market, Inc. or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents. None of the disclosed Proceedings, if any, will have a material adverse effect upon the Company or the market for the Common Stock. The Company has the following subsidiaries:

               5.2 CORPORATE CONDITION. The Company's condition is, in all material respects, as described in the Disclosure Documents (as further set forth in any subsequently filed Disclosure Documents, if applicable), except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. Except for continuing losses, there have been no material adverse changes to the Company's business, financial condition, or prospects since the dates of such Disclosure Documents. The financial statements as contained in the 10-KSB and 10-QSB have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act), subject, in the case of unaudited interim financial statements, to customary year end adjustments and the absence of certain footnotes, and fairly present the financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended,. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes that are due, except for taxes that it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending or, to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. No event or circumstance exists relating to the Company which, under applicable law, requires public disclosure but which has not been so publicly announced or disclosed.

               5.3 AUTHORIZATION. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Common Stock being sold hereunder and the issuance (and/or the reservation for issuance) of the Warrants and the Warrant Shares have been taken, and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

               5.4 VALID ISSUANCE OF COMMON STOCK. The Common Stock and the Warrants, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Investor in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrants, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Investor, will be issued in compliance with all applicable U.S. federal and state securities laws. The Put Shares, the Warrants and the Warrant Shares will be issued free of any preemptive rights.

               5.5 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, each as amended and in effect on and as of the date of the Agreement, or of any material provision of any material instrument or material contract to which it is a party or by which it is bound or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement or the Registration Rights Agreement. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the transactions contemplated hereby and thereby will not (a) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement, or (b) violate the Company's Certificate of Incorporation or By-Laws or (c) violate any statute, rule or governmental regulation applicable to the Company which violation would have a material adverse effect on the Company's business or prospects.

               5.6 REPORTING COMPANY. The Company is subject to the reporting requirements of the Exchange Act, but does not have a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required by the Exchange Act since the date the Company first became subject to such reporting obligations. The Company undertakes to furnish Investor with copies of such reports as may be reasonably requested by Investor prior to consummation of this Offering and thereafter, to make such reports available, for the full term of this Agreement, including any extensions thereof, and for as long as Investor holds the Securities. The Company shall use its reasonable best efforts to cause its Common Stock to become duly listed or approved for quotation on the O.T.C. Bulletin Board as soon as practicable after the date hereof, and in any event prior to initiating any Put. The Company has filed all reports required under the Exchange Act. The Company has not furnished to the Investor any material nonpublic information concerning the Company.

               5.7 CAPITALIZATION. The capitalization of the Company as of the date hereof, is, and the capitalization as of the Closing, subject to exercise of any outstanding warrants and/or exercise of any outstanding stock options, after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, will be, as set forth in the Capitalization Schedule as set forth in EXHIBIT K. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. Except as disclosed in the Capitalization Schedule, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Act (except the Registration Rights Agreement).

               5.8 INTELLECTUAL PROPERTY. The Company has valid, unrestricted and exclusive ownership of or rights to use the patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business. EXHIBIT M lists all patents, trademarks, trademark registrations, trade names and copyrights of the Company. The Company has granted such licenses or has assigned or otherwise transferred a portion of (or all of) such valid, unrestricted and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business as set forth in EXHIBIT M. The Company has been granted licenses, know-how, technology and/or other intellectual property necessary to the conduct of its business as set forth in EXHIBIT M. To the best of the Company's knowledge after due inquiry, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments that preclude the Company from engaging in its business as presently conducted.

               5.9 USE OF PROCEEDS. As of the date hereof, the Company expects to use the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth on the Use of Proceeds Schedule set forth as EXHIBIT L hereto. These purposes and amounts are estimates and are subject to change without notice to any Investor.

               5.10 NO RIGHTS OF PARTICIPATION. No person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

               5.11 COMPANY ACKNOWLEDGMENT. The Company hereby acknowledges that Investor may elect to hold the Securities for various periods of time, as permitted by the terms of this Agreement, the Warrants, and other agreements contemplated hereby, and the Company further acknowledges that Investor has made no representations or warranties, either written or oral, as to how long the Securities will be held by Investor or regarding Investor's trading history or investment strategies.

               5.12 NO ADVANCE REGULATORY APPROVAL. The Company acknowledges that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby have not been approved by the SEC, or any other regulatory body and there is no guarantee that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby will ever be approved by the SEC or any other regulatory body. The Company is relying on its own analysis and is not relying on any representation by Investor that either this Investment Agreement, the transaction contemplated hereby or the Registration Statement contemplated hereby has been or will be approved by the SEC or other appropriate regulatory body.

               5.13 UNDERWRITER'S FEES AND RIGHTS OF FIRST REFUSAL. The Company is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative other than the Investor in connection with this Offering.

               5.14 AVAILABILITY OF SUITABLE FORM FOR REGISTRATION. The Company is currently eligible and agrees to maintain its eligibility to register the resale of its Common Stock on a registration statement on a suitable form under the Act.

               5.15 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under Regulation D of the Act or would require the issuance of any other securities to be integrated with this Offering under the Rules of the SEC. The Company has not engaged in any form of general solicitation or advertising in connection with the offering of the Common Stock or the Warrants.

               5.16 FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

               5.17 KEY EMPLOYEES. Each "Key Employee" (as defined in EXHIBIT N) is currently serving the Company in the capacity disclosed in EXHIBIT N. No Key Employee, to the best knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries.

               5.18 REPRESENTATIONS CORRECT. The foregoing representations, warranties and agreements are true, correct and complete in all material respects, and shall survive any Put Closing and the issuance of the shares of Common Stock thereby.

               5.19 TAX STATUS. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and as set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

               5.20 TRANSACTIONS WITH AFFILIATES. Except as set forth in the Disclosure Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

               5.21 APPLICATION OF TAKEOVER PROTECTIONS. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under Delaware law which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Common Stock, any exercise of the Warrants and ownership of the Common Shares and Warrant Shares. The Company has not adopted and will not adopt any "poison pill" provision that will be applicable to Investor as a result of transactions contemplated by this Agreement.

               5.22 OTHER AGREEMENTS. The Company has not, directly or indirectly, made any agreements with the Investor under a subscription in the form of this Agreement for the purchase of Common Stock, relating to the terms or conditions of the transactions contemplated hereby or thereby except as expressly set forth herein, respectively, or in exhibits hereto or thereto.

               5.23 MAJOR TRANSACTIONS. There are no other Major Transactions currently pending or contemplated by the Company.

               5.24 FINANCINGS. There are no other financings currently pending or contemplated by the Company.

               5.25 SHAREHOLDER AUTHORIZATION. The Company shall, at its next annual shareholder meeting following its listing on either the Nasdaq Small Cap Market or the Nasdaq National Market, or at a special meeting to be held as soon as practicable thereafter, use its best efforts to obtain approval of its shareholders to (i) authorize the issuance of the full number of shares of Common Stock which would be issuable under this Agreement and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "20% Approval") and (ii) the increase in the number of authorized shares of Common Stock of the Company (the "Share Authorization Increase Approval") such that at least 50,000,000 shares can be reserved for this Offering. In connection with such shareholder vote, the Company shall use its best efforts to cause all officers and directors of the Company to promptly enter into irrevocable agreements to vote all of their shares in favor of eliminating such prohibitions. As soon as practicable after the 20% Approval and the Share Authorization Increase Approval, the Company agrees to use its best efforts to reserve 50,000,000 shares of Common Stock for issuance under this Agreement.

               5.26 ACKNOWLEDGMENT OF LIMITATIONS ON PUT AMOUNTS. The Company understands and acknowledges that the amounts available under this Investment Agreement are limited, among other things, based upon the liquidity of the Company's Common Stock traded on its Principal Market.

        6.     COVENANTS OF THE COMPANY

               6.1 INDEPENDENT AUDITORS. The Company shall, until at least the Termination Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

               6.2 CORPORATE EXISTENCE AND TAXES. The Company shall, until at least the Termination Date, maintain its corporate existence in good standing and, once it becomes a "Reporting Issuer" (defined as a Company which files periodic reports under the Exchange Act), remain a Reporting Issuer (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Common Stock and has Common Stock listed for trading on a stock exchange or on Nasdaq and is a Reporting Issuer) and shall pay all its taxes when due except for taxes which the Company disputes.

               6.3 REGISTRATION RIGHTS. The Company will enter into a registration rights agreement covering the resale of the Common Shares and the Warrant Shares substantially in the form of the Registration Rights Agreement attached as EXHIBIT A.

               6.4 ASSET TRANSFERS. The Company shall not (i) transfer, sell, convey or otherwise dispose of any of its material assets to any subsidiary except for a cash or cash equivalent consideration and for a proper business purpose or (ii) transfer, sell, convey or otherwise dispose of any of its material assets to any Affiliate, as defined below, during the Term of this Agreement. For purposes hereof, "Affiliate" shall mean any officer of the Company, director of the Company or owner of twenty percent (20%) or more of the Common Stock or other securities of the Company.

               6.5  RIGHTS OF FIRST REFUSAL.

                      6.5.1 CAPITAL RAISING LIMITATIONS. During the period from the date of this Agreement until the date that is one year after the earlier of (a) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount, (b) the date that the Company has delivered a Termination Notice to the Investor, or (c) the date of an Automatic Termination, the Company shall not issue or sell, or agree to issue or sell Equity Securities (as defined below), for cash in private capital raising transactions without obtaining the prior written approval of the Investor of the Offering (the limitations referred to in this subsection 6.5.1 are collectively referred to as the "Capital Raising Limitations"). For purposes hereof, the following shall be collectively referred to herein as, the "Equity Securities": (i) Common Stock or any other equity securities, (ii) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock or other equity securities, or (iii) any securities of the Company pursuant to an equity line structure or format similar in nature to this Offering.

                      6.5.2 INVESTOR'S RIGHT OF FIRST REFUSAL. For any private capital raising transactions of Equity Securities which close after the date hereof and on or prior to the date that is one (1) year after the earlier of (a) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount, (b) the date that the Company has delivered a Termination Notice to the Investor, or (c) the date of an Automatic Termination, not including any warrants issued in conjunction with this Investment Agreement, the Company agrees to deliver to Investor, at least ten
(10) days prior to the closing of such transaction, written notice describing the proposed transaction, including the terms and conditions thereof, and providing the Investor and its affiliates an option (the "Right of First Refusal") during the ten (10) day period following delivery of such notice to purchase the securities being offered in such transaction on the same terms as contemplated by such transaction.

                      6.5.3 EXCEPTIONS TO CAPITAL RAISING LIMITATIONS AND RIGHTS OF FIRST REFUSAL. Notwithstanding the above, neither the Capital Raising Limitations nor the Rights of First Refusal shall apply to any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors, or a primary underwritten offering of the Company's Common Stock, or the transactions set forth on Schedule 6.5.1. The Capital Raising Limitations and Rights of First Refusal also shall not apply to (a) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (b) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants, or (c) the issuance of debt securities, with no equity feature, incurred solely for working capital purposes. If the Investor, at any time, is more than five (5) business days late in paying any Put Dollar Amounts that are then due, the Investor shall not be entitled to the benefits of Sections 6.5.1 and 6.5.2 above until the date that the Investor has paid all Put Dollar Amounts that are then due.

               6.6 FINANCIAL 10-KSB STATEMENTS, ETC. AND CURRENT REPORTS ON FORM 8-K. The Company shall deliver to the Investor copies of its annual reports on Form 10-KSB, and quarterly reports on Form 10-QSB and shall deliver to the Investor current reports on Form 8-K within two (2) days of filing for the Term of this Agreement.

               6.7 OPINION OF COUNSEL. Investor shall, concurrent with the Investment Commitment Closing, receive an opinion letter from the Company's legal counsel, in the form attached as EXHIBIT B, or in such form as agreed upon by the parties, and shall, concurrent with each Put Date, receive an opinion letter from the Company's legal counsel, in the form attached as EXHIBIT I or in such form as agreed upon by the parties.

               6.8 REMOVAL OF LEGEND. If the certificates representing any Securities are issued with a restrictive Legend in accordance with the terms of this Agreement, the Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if (a) the sale of such Security is registered under the Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Investor), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. Each Investor agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act.

               6.9 LISTING. Subject to the remainder of this Section 6.9, the Company shall ensure that its shares of Common Stock (including all Warrant Shares and Put Shares) are listed and available for trading on the O.T.C. Bulletin Board. Thereafter, the Company shall (i) use its best efforts to continue the listing and trading of its Common Stock on the O.T.C. Bulletin Board or to become eligible for and listed and available for trading on the Nasdaq Small Cap Market, the NMS, or the New York Stock Exchange ("NYSE"); and
(ii) comply in all material respects with the Company's reporting, filing and other obligations under the By-Laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

               6.10 THE COMPANY'S INSTRUCTIONS TO TRANSFER AGENT. The Company will instruct the Transfer Agent of the Common Stock (the "Transfer Agent"), by delivering instructions in the form of EXHIBIT T hereto, to issue certificates, registered in the name of each Investor or its nominee, for the Put Shares and Warrant Shares in such amounts as specified from time to time by the Company upon any exercise by the Company of a Put and/or exercise of the Warrants by the holder thereof. Such certificates shall not bear a Legend unless issuance with a Legend is permitted by the terms of this Agreement and Legend removal is not permitted by Section 6.8 hereof and the Company shall cause the Transfer Agent to issue such certificates without a Legend. Nothing in this Section shall affect in any way Investor's obligations and agreement set forth in Sections
3.3.2 or 3.3.3 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) an Investor provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) an Investor transfers Securities, pursuant to Rule 144, to a transferee which is an accredited investor, the Company shall permit the transfer, and, in the case of Put Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to an Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 6.10 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6.10, that an Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

               6.11 STOCKHOLDER 20% APPROVAL. Prior to the closing of any Put that would cause the Aggregate Issued Shares to exceed the Cap Amount, if required by the rules of NASDAQ because the Company's Common Stock is listed on NASDAQ, the Company shall obtain approval of its stockholders to authorize (i) the issuance of the full number of shares of Common Stock which would be issuable pursuant to this Agreement but for the Cap Amount and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "Stockholder 20% Approval").

               6.12 PRESS RELEASE. The Company agrees that the Investor shall have the right to review and comment upon any press release issued by the Company in connection with the Offering which approval shall not be unreasonably withheld by Investor.

               6.13 CHANGE IN LAW OR POLICY. In the event of a change in law, or policy of the SEC, as evidenced by a No-Action letter or other written statements of the SEC or the NASD which causes the Investor to be unable to perform its obligations hereunder, this Agreement shall be automatically terminated and no Termination Fee shall be due, provided that notwithstanding any termination under this section 6.13, the Investor shall retain full ownership of the Commitment Warrant as consideration for its commitment hereunder.

        7. INVESTOR COVENANT/MISCELLANEOUS.

               7.1 REPRESENTATIONS AND WARRANTIES SURVIVE THE CLOSING; SEVERABILITY. Investor's and the Company's representations and warranties shall survive the Investment Date and any Put Closing contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, or is altered by a term required by the Securities Exchange Commission to be included in the Registration Statement, this Agreement shall continue in full force and effect without said provision; provided that if the removal of such provision materially changes the economic benefit of this Agreement to the Investor, this Agreement shall terminate.

               7.2 SUCCESSORS AND ASSIGNS. This Agreement shall not be assignable without the Company's written consent. If assigned, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Investor may assign Investor's rights hereunder, in connection with any private sale of the Common Stock of such Investor, so long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement in a form acceptable to the Company and provides an original copy of such acknowledgment to the Company.

               7.3 EXECUTION IN COUNTERPARTS PERMITTED. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

               7.4 TITLES AND SUBTITLES; GENDER. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neither pronoun shall be deemed to include a reference to the others.

               7.5 WRITTEN NOTICES, ETC. Any notice, demand or request required or permitted to be given by the Company or Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile or upon receipt if by overnight or two (2) day courier, addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing; provided, however, that in order for any notice to be effective as to the Investor such notice shall be delivered and sent, as specified herein, to all the addresses and facsimile telephone numbers of the Investor set forth at the end of this Agreement or such other address and/or facsimile telephone number as Investor may request in writing.

               7.6 EXPENSES. Except as set forth in the Registration Rights Agreement, each of the Company and Investor shall pay all costs and expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

               7.7 ENTIRE AGREEMENT; WRITTEN AMENDMENTS REQUIRED. This Agreement, including the Exhibits attached hereto, the Common Stock certificates, the Warrants, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, whether oral, written, or otherwise except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

               7.8 ACTIONS AT LAW OR EQUITY; JURISDICTION AND VENUE. The parties acknowledge that any and all actions, whether at law or at equity, and whether or not said actions are based upon this Agreement between the parties hereto, shall be filed in any state or federal court sitting in Atlanta, Georgia. Georgia law shall govern both the proceeding as well as the interpretation and construction of the Transaction Documents and the transaction as a whole. In any litigation between the parties hereto, the prevailing party, as found by the court, shall be entitled to an award of all attorney's fees and costs of court. Should the court refuse to find a prevailing party, each party shall bear its own legal fees and costs.

        8.     SUBSCRIPTION AND WIRING INSTRUCTIONS; IRREVOCABILITY.

               (a) WIRE TRANSFER OF SUBSCRIPTION FUNDS. Investor shall deliver Put Dollar Amounts (as payment towards any Put Share Price) by wire transfer, to the Company pursuant to a wire instruction letter to be provided by the Company, and signed by the Company.

               (b) IRREVOCABLE SUBSCRIPTION. Investor hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Investor, that this Agreement is irrevocable and that Investor is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Investor and delivered pursuant hereto, and that this Agreement and such other agreements shall survive the death or disability of such Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

        9.     INDEMNIFICATION.

        In consideration of the Investor's execution and delivery of the Investment Agreement, the Registration Rights Agreement and the Warrants (the "Transaction Documents") and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Investor and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents, members, partners or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or documents contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(c) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the stockholders of the Company, or (d) claims made by third parties against any of the Indemnitees based on a violation of Section 5 of the Securities Act caused by the integration of the private sale of common stock to the Investor and the public offering pursuant to the Registration Statement.

        To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

        Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 9, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 9, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this Section 9 to the extent it is prejudicial.

                           [INTENTIONALLY LEFT BLANK]

        10. ACCREDITED INVESTOR. Investor is an "accredited investor" because (check all applicable boxes):

        (a)    [ ]    it is an organization described in Section 501(c)(3)
                      of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

        (b)    [ ]    any trust, with total assets in excess of $5,000,000,
                      not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

        (c)    [ ]    a natural person, who

               [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

               [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

               [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

        (d)    [ ]    an entity each equity owner of which is an entity
                      described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

        (e)    [ ]    other [specify]
                                     -----------------------------------------.

        The undersigned hereby subscribes the Maximum Offering Amount and acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

        IN WITNESS WHEREOF, the undersigned Investor does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Investor by the following signature(s) executed this Agreement.

Dated this 15th day of August, 2000.



SWARTZ PRIVATE EQUITY, LLC


By: /s/ Eric S. Swartz, Manager
   -----------------------------
         Eric S. Swartz, Manager


SECURITY DELIVERY INSTRUCTIONS:
Swartz Private Equity, LLC
C/o Eric S. Swartz
200 Roswell Summit, Suite 285
1080 Holcomb Bridge Road
Roswell, GA 30076
Telephone: (770) 640-8130


THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF THE MAXIMUM OFFERING AMOUNT ON THE 15TH DAY OF AUGUST, 2000.


                                            THEHEALTHCHANNEL.COM


                                            By: /Donald Shea
                                               --------------------------------
                                                Donald Shea, CEO

                                    Address: Attn: Donald Shea, CEO
                                             260 Newport Center Drive, Suite 250
                                             Newport Beach, CA  92660
                                             Telephone   (949) 631-8317
                                             Facsimile    (949) 719-6055

                               ADVANCE PUT NOTICE



THEHEALTHCHANNEL.COM (the "Company") hereby intends, subject to the Individual Put Limit (as defined in the Investment Agreement), to elect to exercise a Put to sell the number of shares of Common Stock of the Company specified below, to _____________________________, the Investor, as of the Intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about August 15, 2000.


                      Date of Advance Put Notice: ___________________

                      Intended Put Date: ____________________________

                      Intended Put Share Amount: ____________________

                      Company Designation Maximum Put Dollar Amount (Optional):
                      _______________________________________________

                      Company Designation Minimum Put Share Price (Optional):
                      _______________________________________________



                                            THEHEALTHCHANNEL.COM



                                            By:
                                               -------------------------------
                                                Donald Shea, CEO
                                   Address: Attn: Donald Shea, CEO
                                            260 Newport Center Drive, Suite 250
                                            Newport Beach, CA  92660
                                            Telephone   (949) 631-8317
                                            Facsimile    (949) 719-6055

EXHIBIT E

                       CONFIRMATION OF ADVANCE PUT NOTICE


_________________________________, the Investor, hereby confirms receipt of
THEHEALTHCHANNEL.COM's (the "Company") Advance Put Notice on the Advance Put Date written below, and its intention to elect to exercise a Put to sell shares of common stock ("Intended Put Share Amount") of the Company to the Investor, as of the intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about August 15, 2000.


                   Date of Confirmation: ____________________

                   Date of Advance Put Notice: _______________

                   Intended Put Date: ________________________

                   Intended Put Share Amount: ________________

                   Company Designation Maximum Put Dollar Amount (Optional):
                      _______________________________________________

                   Company Designation Minimum Put Share Price (Optional):
                      _______________________________________________

                         INVESTOR(S)

                                  ____________________________________
                                  Investor's Name

                                  By: ________________________________
                                         (Signature)
                   Address:       ____________________________________

                                  ____________________________________

                                  ____________________________________

                   Telephone No.: ___________________________________

                   Facsimile No.:  ___________________________________


EXHIBIT F

                                   PUT NOTICE

THEHEALTHCHANNEL.COM (the "Company") hereby elects to exercise a Put to sell shares of common stock ("Common Stock") of the Company to _____________________________, the Investor, as of the Put Date, at the Put Share Price and for the number of Put Shares written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about August 15, 2000.

                   Put Date:_________________

                   Intended Put Share Amount (from Advance Put
                   Notice):_________________ Common Shares


                   Company Designation Maximum Put Dollar Amount (Optional):
                                  ____________________________________

                   Company Designation Minimum Put Share Price (Optional):
                                  ____________________________________



Note: Capitalized terms shall have the meanings ascribed to them in this Investment Agreement.




                                            THEHEALTHCHANNEL.COM


                                            By:
                                                ______________________________
                                                Donald Shea, CEO


                                    Address: Attn: Donald Shea, CEO
                                             260 Newport Center Drive, Suite 250
                                             Newport Beach, CA  92660
                                             Telephone   (949) 631-8317

                                                        Facsimile (949) 719-6055

EXHIBIT G

                           CONFIRMATION OF PUT NOTICE


_________________________________, the Investor, hereby confirms receipt of
thehealthchannel.com (the "Company") Put Notice and election to exercise a Put to sell ___________________________ shares of common stock ("Common Stock") of the Company to Investor, as of the Put Date, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about August 15, 2000.


                                   Date of this Confirmation: ________________


                                   Put Date:________________


                                   Number of Put Shares of
                                   Common Stock to be Issued: _____________

                                   Volume Evaluation Period: _____ Business Days

                                   Pricing Period: _____ Business Days


                                   INVESTOR(S)

                                     ___________________________________
                                   Investor's Name

                                   By: _________________________________
                                          (Signature)
                             Address:       ___________________________________

                                            ___________________________________

                                            ___________________________________

                             Telephone No.: ___________________________________

                             Facsimile No.: ___________________________________


EXHIBIT H

                             PUT CANCELLATION NOTICE


THEHEALTHCHANNEL.COM (the "Company") hereby cancels the Put specified below, pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about August 15, 2000, as of the close of trading on the date specified below (the "Cancellation Date," which date must be on or after the date that this notice is delivered to the Investor), provided that such cancellation shall not apply to the number of shares of Common Stock equal to the Truncated Put Share Amount (as defined in the Investment Agreement).




                                   Cancellation Date: _____________________

                                   Put Date of Put Being Canceled: __________

                                   Number of Shares Put on Put Date: _________

                                   Reason for Cancellation (check one):

                                          [   ] Material Facts, Ineffective
                                          Registration Period.

                                          [    ] Delisting Event


The Company understands that, by canceling this Put, it must give twenty (20) Business Days advance written notice to the Investor before effecting the next Put.


                                            THEHEALTHCHANNEL.COM



                                            By:
                                                ________________________________
                                                Donald Shea, CEO

                                    Address: Attn: Donald Shea, CEO
                                             260 Newport Center Drive, Suite 250
                                             Newport Beach, CA  92660
                                             Telephone   (949) 631-8317
                                             Facsimile    (949) 719-6055

                      PUT CANCELLATION NOTICE CONFIRMATION


The undersigned Investor to that certain Investment Agreement (the "Investment Agreement") by and between the thehealthchannel.com's, and Swartz Private Equity, LLC dated on or about August 15, 2000, hereby confirms receipt of thehealthchannel.com's (the "Company") Put Cancellation Notice, and confirms the following:


                                   Date of this Confirmation: ________________


                                   Put Cancellation Date: ___________________






                                   INVESTOR(S)

                                            ____________________________________
                                   Investor's Name

                                   By: _________________________________
                                          (Signature)
                             Address:       ____________________________________

                                            ____________________________________

                                            ____________________________________

                             Telephone No.: ___________________________________

                             Facsimile No.: ____________________________________


                                     90
                                 EXHIBIT C

                           THEHEALTHCHANNEL.COM, INC.



                        EXHIBIT C: SCHEDULE OF EXCEPTION


                                      91
                                  EXHIBIT C

                             SCHEDULE OF EXCEPTIONS

        This SCHEDULE OF EXCEPTIONS is issued pursuant to Section 5:
Representations and Warranties of the Company, of that certain INVESTMENT AGREEMENT (the "Agreement") entered into as of August 15, 2000 by and between SWARTZ PRIVATE EQUITY, LLC and thehealthchannel.com, Inc. (the "Company"), with headquarters located at 260 Newport Center Drive, Suite 250 Newport Beach, California 92660 and the investor (the "Investor") set forth on the execution page of said Agreement.

SECTION 5.2    CORPORATE CONDITION

        The Company has been named as a cross-defendant in a cross-complaint filed by Michael Grandon in an action pending in the Superior Court State of California for the County of San Francisco, Case No. 307364. This action was initiated by Biologix International, Ltd. against Michael Grandon on October 22, 1999 alleging causes of action against Michael Grandon for: (1) temporary restraining order and preliminary and permanent injunction; (2) breach of fiduciary duty; (3) fraud by intentional misrepresentation; (4) conversion; (5) possession of personal property; (6) declaratory relief; and (7) accounting. The claims alleged by Biologix International, Ltd. relate to the actions and conduct of Mr. Grandon while an officer and director of Biologix International, Ltd. thehealthchannel.com is named as a cross-defendant in the cross-complaint of Michael Grandon in a cause of action for breach of contract based upon an alleged employment agreement between Michael Grandon and Biologix International Ltd. Mr. Grandon claims that this alleged employment agreement is the responsibility of thehealthchannel.com based upon thehealthchannel.com's purchase of the internet related assets of Biologix International Ltd. thehealthchannel.com was served with the cross-complaint on December 14, 1999. Mr. Grandon seeks $400,000 in damages and options to purchase one million shares of Biologix stock

        The Company has received correspondence from the SEC alleging that certain actions taken by BioLogix, Inc. (the owner of thehealthchannel.com website prior to its acquisition in July, 1999), Innovative Tracking Solutions, Inc. ("IVTX") (the previous name of thehealthchannel.com) and thehealthchannel.com, Inc. may have been in violation of applicable federal and state securities laws. These allegations include the unavailability of an exemption from registration for the exchange of shares by the BioLogix shareholders. While the Company has provided correspondence to the SEC denying these allegations and providing an explanation regarding why the Company believes its actions were in compliance with applicable securities laws, the SEC has indicated that it continues to disagree with the Company's position.

SECTION 5.2.1  TRANSACTIONS WITH AFFILIATES

        The Company has a Consulting Agreement with Jeffrey Berg, a director of the Company, whereby, for a one time payment of 22,000 shares of common stock of the Company, Mr. Berg assists the Company in locating, negotiating, and managing its financing.

SECTION 5.5    COMPLIANCE WITH OTHER INSTRUMENTS


                                      92
                                  EXHIBIT C

        The Bylaws of the Company require the Company to hold an annual meeting within five months after each fiscal year end. The annual meeting that should have been held by May 31, 2000 has been tentatively scheduled for October 12, 2000.

SECTION 5.7    CAPITALIZATION

The Company is obligated to register, along with the registration of the shares contemplated by the Agreement, the following shares:



Investors in 506 Offering                         5,072,040 shares
(approximately 105 investors)

Laguna Pacific Partners, L.P.                     2,500,000 shares



And the following shares issuable upon the exercise of a common stock warrant:

Institute for Medical Studies                     1,200,000 shares

Investors in 506 Offering                         5,093,469  shares
(approximately 105 investors)

Les Dube and Irene Dube                           1,579,000 shares


                                      93
                                  EXHIBIT C

                           THEHEALTHCHANNEL.COM, INC.





                             EXHIBIT J: RISK FACTORS


                                      94
                                  EXHIBIT J

RISK FACTORS


     THE SECURITIES TO BE SOLD PURSUANT TO THIS INVESTMENT AGREEMENT ARE VERY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. THESE SECURITIES SHOULD BE PURCHASED ONLY BY PEOPLE WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. BEFORE PURCHASING THESE SECURITIES, YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS AND THE OTHER INFORMATION CONCERNING THEHEALTHCHANNEL.COM AND ITS BUSINESS CONTAINED IN THIS PROSPECTUS.

THEHEALTHCHANNEL.COM HAS      Thehealthchannel.com commenced implementation of
ONLY A LIMITED OPERATING      its current business plan during the fourth
HISTORY AND IS INCURRING      quarter of 1999. Prior to July 1999 the assets
LOSSES FROM ITS OPERATIONS.   currently comprising the internet site had been
                              owned and operated by BioLogix, Inc.  In April
                              1999, BioLogix launched the website deploying a business plan relying upon the advertising-based revenue model as many other healthcare websites such as Healtheon and DrKoop.com were doing. During the third quarter of 1999, our management began to conclude that an advertising-based revenue model could not sustain profitable operations as the marketing budgets necessary to attract advertisers exceeded the revenues produced by these advertisers. thehealthchannel.com management believes this failure was because the marketing budgets needed to attract advertisers exceeded the revenues produced by these advertisers. As a result, in July of 1999 thehealthchannel.com commenced deployment of the new business plan described in this prospectus. This new business plan has virtually no operating history and its financial success will be subject to all the risks inherent in the establishment of a new business enterprise. Additionally, thehealthchannel.com has operated at a loss for all of the periods for which financial statements are presented in this prospectus.
                              The likelihood of success of
                              thehealthchannel.com must be considered in the light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with the startup and growth of a new business, and the competitive environment in which thehealthchannel.com operates. Unanticipated problems, expenses, and delays are frequently encountered in establishing a new business and marketing and developing internet based products and services. These include competition, the need to develop customer support capabilities and market expertise, setbacks in technology development, market acceptance, sales, and marketing. An additional risk factor associated with this new business plan is that some of the proposed strategies have never been implemented and thus it would be speculative to predict whether such strategies will ever be successful. The failure of thehealthchannel.com to meet any of these conditions will have a materially adverse effect upon our business and may force us to reduce or curtail operations.
                              We cannot assure you that the company will ever operate profitably. See "Management's
                              Discussion and Analysis of Financial Condition and Results of Operations," and "Our
                              Business-Competition."

FEDERAL INCOME TAX RISKS.     The transfer of Shares may have adverse federal
                              income tax consequences to the transferor. Each prospective investor must obtain the advice of the investor's own tax advisor concerning the matters discussed in this Memorandum and the effect of an investment in the Company on the investor's personal tax situation.

THERE IS INTENSE              The online commerce industry is new, rapidly
COMPETITION IN THE ON-LINE    evolving and intensely competitive, which we
HEALTHCARE BUSINESS.          expect to intensify in the future.  Barriers to
                              entry are minimal, allowing current and new competitors to launch new Web sites at a relatively low cost. We compete with other companies which have health care websites. These competitors include WebMD, DrKoop.com,
                              InteliHealth, OnHealth, and YourHealth.com. These competitors have longer operating histories, larger customer bases, greater brand name recognition and significantly greater financial, marketing and other resources than we do. In addition, other companies may be acquired by, receive investments from or enter into other commercial relationships with larger, well-



                                      95
                                  EXHIBIT J
                              established and well-financed companies as use of the Internet and other online services increases. Our competitors may be able to devote greater resources to marketing and promotional campaigns, and devote substantially more resources to Web site and systems development than we can. We cannot assure you that we will be able to compete successfully against current and future competitors, and competitive pressures may have a material adverse effect on our business, prospects, financial condition and results of operations. Further as a strategic response to changes in the competitive environment, our management may, from time to time, make certain service or marketing decisions or acquisitions that could have a material adverse effect on its business, prospects, financial condition and results of operations. New technologies and the expansion of existing technologies may increase the competitive pressures on thehealthchannel.com. In addition, companies that control access to transactions through network access or Web browsers could promote our competitors or charge us a substantial fee for inclusion. See "Business of the Company-Competition."

ELECTRONIC COMMERCE           The secure transmission of confidential
SECURITY RISKS                information over public networks is critical to
                              electronic commerce. The Company's systems and operations are vulnerable to damage or interruption from fire, flood, other natural disasters, power loss, telecommunications failure, break-ins and similar events. If a person circumvents the Company's security measures, he or she could jeopardize the security of confidential information stored on the Company's systems, misappropriate proprietary information or cause interruptions in the Company's operations, which could damage the Company's reputation and expose the Company to a risk of loss or liability.

THERE IS A RISK OF SYSTEM     The ability to provide timely information and
FAILURE FOR OUR WEBSITE.      continuous updates depends on the efficient and
                              uninterrupted operation of our computer and communications hardware and software systems.
                              Similarly, the ability to track, measure, and report the delivery of advertisements, data and other information on our website depends on the efficient and uninterrupted operation of our system. These systems and operations are vulnerable to damage or interruption from human error, natural disasters, telecommunication failures, break-ins, sabotage, computer viruses, intentional acts of vandalism and similar events. We have a disaster recovery plan that generates a two week tape rotation and full backup for all tape devices.
                              Historical data requiring long term storage will be backed up by CD-Rom. Two copies will be made for each archive created. Data on the local area network is backed up to a tape drive on a nightly basis. Additionally, we have a state of the art network that is designed to run 24 hours a day, seven days a week. Drives in the servers can be switched without shutting down the system. Backup generators are in place that will enable the network to shut down properly in the event of total power loss. The network can run independently for up to ten minutes of a brown out. Despite these precautions, there is always the danger that human error or sabotage could substantially disrupt our web site which could cause a loss of visitors to our site, damage to our systems, and bad publicity.

WE MAY ACQUIRE BUSINESSES     We may acquire companies with operations that
THAT ARE SUBJECT TO           are subject to regulation by federal agencies and
GOVERNMENTAL REGULATIONS      various state, local and private consumer
                              protection and other regulatory authorities.
                              There can be no assurance that any such regulatory requirements will not have a material adverse effect on our business, financial condition or results of operations.

TECHNOLOGICAL CHANGE          Although the Company is aware of no pending or
                              prospective technological change that would adversely affect its business, new developments in technology could have a material adverse affect on the sale of some or all of the Company's services or products or render its services noncompetitive or obsolete, and there can be no

                                      96
                                   EXHIBIT J
                              assurance that the Company will be able to develop or acquire new or improved services or systems which may be required to remain competitive. The occurrence of such technogical change could have a material adverse affect on the Company.

OUR BUSINESS IS DEPENDENT     The Internet based information market is new and
ON THE CONTINUED GROWTH AND   rapidly evolving. Our business would be
USE OF THE INTERNET, AS       materially adversely affected if Internet usage
WELL AS THE EFFICIENT         does not continue to grow or grows slower than
OPERATION OF THE INTERNET.    currently projected. Internet usage may be
                              inhibited for a number of reasons, such as:

                                   - inadequate network infrastructure;
                                   - security concerns;
                                   - inconsistent quality of service; and
                                   - unavailability of cost-effective, high-
                                     speed access to the Internet.

                              Our website viewers depend on Internet service providers, online service providers and other web site operators for access to our website. Many of these services have experienced significant service outages in the past and could experience service outages, delays, and other difficulties due to system failures unrelated to our systems. These occurrences could cause our viewers to perceive the Internet in general or our web site in particular as an unreliable medium and, therefore, cause them to use other media or other websites to obtain information. We also depend on certain information providers to deliver information and data feeds on a timely basis. Our web site could experience disruptions or interruptions in service due to the failure or delay in the transmission or receipt of this information, which could have a material adverse effect on our business, results of operations, and financial condition.

THERE ARE CURRENTLY LEGAL     Certain existing laws or regulations specifically
UNCERTAINTIES RELATING TO     regulate communications or commerce on the
THE INTERNET                  Internet. Further, laws and regulations that
                              address issues such as user privacy, pricing, online content regulation, taxation and the characteristics and quality of online products and services are under consideration by federal, state, local, and foreign governments and agencies. Several telecommunications companies have petitioned the Federal
                              Communications Commissioner to regulate
                              Internet service providers and online services providers in a manner similar to the regulation of long distance telephone carriers and to impose access fees on such companies. Such regulation, if imposed, could increase the cost of transmitting data over the Internet.
                              Moreover, it may take years to determine the extent to which existing laws relating to issues such as intellectual property ownership and infringement, libel, and personal privacy are applicable to the Internet. The Federal
                              Trade Commission and government agencies in certain states have been investigating certain
                              Internet companies regarding their use of personal information. We could incur additional expenses if any new regulations regarding the use of personal information are introduced or these agencies chose to investigate our privacy practices. Any new laws or regulations relating to the Internet, or certain application or interpretation of existing laws, could decrease the growth in the use of the Internet, decrease the demand for the our web site or otherwise materially adversely affect our business.

INTERNET SECURITY CONCERNS    Concern about the transmission of confidential
COULD HINDER INTERNET USE.    information over the Internet has been a
                              significant barrier to electronic commerce and communications over the Internet. Any well-publicized compromise of security could deter more people from using the Internet or from using it to conduct transactions that involve the transmission of confidential information, such as personal health related information, signing up for a paid subscription, or purchasing goods or services.


                                      97
                                   EXHIBIT J

                              Because many of our advertisers will seek to advertise on our web site to encourage people to use the Internet to purchase goods or services, our business, results of operations, and financial condition could be materially adversely affected if Internet users significantly reduce their use of the Internet because of security concerns. We may also incur significant costs to protect our website against the threat of security breaches or to alleviate problems caused by such breaches.

THEHEALTHCHANNEL.COM          Our success depends, to a significant extent,
DEPENDS ON KEY PERSONNEL      upon a number of key employees, including our
FOR CRITICAL MANAGEMENT       President, Donald Shea, and our Vice President,
DECISIONS.                    Chief Operations Officer, Secretary, and Chief
                              Financial Officer, Thomas Lonergan. The loss of services of one or more of these employees could have a material adverse effect on our business. We believe that our future success will also depend in part upon our ability to attract, retain, and motivate qualified personnel. Competition for such personnel is intense. There can be no assurance that we can attract and retain such personnel. We do not have "key person" life insurance on any of our employees. See "Management."

THEHEALTHCHANNEL.COM MAY      Our business is capital intensive.  Our future
REQUIRE ADDITIONAL            capital requirements will depend on many factors,
FINANCING FOR ITS BUSINESS.   including cash flow from operations,competing
                              market developments, and our ability to market our website successfully. Although we currently expect to meet our capital needs by selling stock to Swartz Private Equity, LLC, it may be necessary to raise additional funds through equity or debt financings. Any equity financings could result in dilution to our shareholders. Debt financing may result in higher interest expense. Any financing, if available, may be on unfavorable terms. If we cannot raise adequate funds, we may have to reduce or curtail our operations.

THEHEALTHCHANNEL.COM'S        thehealthchannel.com's common stock is quoted
COMMON STOCK IS CURRENTLY     and traded on the Over-the-Counter Pink Sheets
CLASSIFIED AS A "PENNY        ("Bulletin Board").  As a result, aninvestor
STOCK" WHICH COULD CAUSE      could find it more difficult to dispose of, or
INVESTORS TO EXPERIENCE       to obtain accurate quotations as to the market
DELAYS AND OTHER              value of, the stock ascompared to securities
DIFFICULTIES IN TRADING       which are traded on the NASDAQ trading market or
SHARES IN THE STOCK MARKET    on an exchange.  In addition, trading in the
                              common stockis covered by what is known as the "Penny Stock Rules." The Penny Stock Rules require brokers to provide additional disclosure in connection with any trades involving a stock defined as a "penny stock," including the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith. The regulations governing penny stocks could limit the ability of brokers to sell the shares offered in this prospectus and thus the ability of the purchasers of this Offering to sell these shares in the secondary market. Our stock will be covered by the Penny
                              Stock Rules until it has a market price of $5.00 per share or more, subject to certain exceptions The trading price of our stock could be subject to wide fluctuations in response to quarterly variations in operating results, announcement of technological innovations or new products by us or our competitors, and other events or factors. In addition, in recent years the stock market has experienced extreme price and volume fluctuations that have had a substantial effect on the market prices for many internet companies, which may be unrelated to the operating performance of the specific companies.

WE HAVE NEVER PAID            thehealthchannel.com has never paid dividends on
DIVIDENDS ON OUR COMMON       its common stock and does not plan on paying cash
STOCK AND DON'T PLAN TO PAY   dividends in the foreseeable future.
DIVIDENDS IN THE FUTURE.


                                      98
                                   EXHIBIT J

INVESTORS WILL EXPERIENCE     In many cases, our officers, directors, and
IMMEDIATE AND SUBSTANTIAL     present shareholders have acquired their
DILUTION.                     securities at a cost substantially less than
                              that which investors will pay for the common stock offered by this prospectus. As a result, investors acquiring shares registered in this prospectus will likely incur immediate, substantial dilution in the net tangible book value per share of the common stock. The net tangible book value of a share represents the amount of thehealthchannel.com's tangible assets less the amount of its liabilities, divided by the number of shares outstanding.

THE PRICE OF THE SHARES       The securities being offered in this prospectus
OFFERED HEREBY IS DEPENDENT   are offered at the market price prevailing at
UPON THE PRICE IN THE         the time of the offer. The market price of
PUBLIC MARKET WHICH WILL      these securities may vary and may have a limited
FLUCTUATE.                    relationship, or no relationship, to our assets,
                              book value, results of operations, or other established criteria of value. The offering price also may not be indicative of the prices that will prevail in the subsequent trading market for our securities.

MOST OF OUR SHARES OF         Adjusted for the anticipated one for three
COMMON STOCK OF WILL BECOME   reverse stock split, as of July 28, 2000,
ELIGIBLE FOR PUBLIC SALE      thehealthchannel.com had outstanding 14,303,948
OVER THE NEXT YEAR WHICH      shares that are classified as "restricted
COULD HAVE A DEPRESSIVE       securities" as that term is defined under Rule
EFFECT ON THE STOCK.          144 of the Securities Act of 1933, as amended.
                              Most of these shares have been held by
                              shareholders for at least one year and may be entitled to be sold under Rule 144. In addition, we are registering (i) 31,250,000 shares and 4,275,000 shares underlying warrants for Swartz, (ii) 1,690,680 shares and 2,097,823 shares underlying warrants for other Selling
                              Shareholders, (ii) 526,333 shares for Les Dube and Irene Dube, and (iv) 833,333 shares underlying warrants for Laguna Pacific
                              Partners, L.P.. If a significant number of shares are offered for sale through the public securities markets simultaneously, it would have a depressive effect on the trading price of common stock. See "Description of Securities."

SPECIAL NOTE REGARDING        Statements made in this prospectus regarding our
FORWARD LOOKING STATEMENTS.   funding requirements and the timing of and
                              potential for our business constitute forward looking statements under federal securities laws. Such statements are subject to certain risks and uncertainties that could cause the rate at which we incur expenses and conducts our business to differ materially from those projected. Our ability to proceed with the marketing and development of our business in accordance with the dates anticipated is subject to all of the risks discussed in this prospectus and our ability to estimate the time period for which revenues will fund our operations is subject to substantial uncertainty. Undue reliance should not be placed on the dates and time periods discussed in this prospects. These estimates are based on the current expectations of our management which may change in the future due to a large number of unanticipated future developments.

WE MAY HAVE CONTINGENT        We have engaged in a private placement of
LIABILITIES RESULTING FROM    securities from September 1999 up to the date
OUR RECENT PRIVATE            of this prospectus. During this period of time,
PLACEMENT.                    we sold securities to investors based on our most
                              recent closing price on the OTC Bulletin Board or the Pink Sheets. The prices at which these securities were sold fluctuated widely, based on fluctuations in our closing prices. We cannot preclude the possibility that an investor or investors who purchased securities in the private placement will claim that the Company failed to fully disclose the fact that fluctuation in the market for our stock would cause adjustment in the price of the private placement. We believe we fully disclosed this risk. In the event any shareholder were to successfully prosecute an action against us on this issue, it may have severe and adverse effects on the Company, including but not limited to impacting our ability to continue as a going concern.

WE MAY NEED ADDITIONAL        We believe that the funds to be raised in this
CAPITAL.                      offering (assuming the successful completion of
                              a maximum offering), together with our revenues will be sufficient to


                                     99
                                  EXHIBIT J
                              provide us with capital sufficient to fund our short-term needs. It is likely that we will be required to raise additional capital. We cannot assure you that the proceeds we receive from Swartz will, in fact, be available or if available will be sufficient in the near term or that conditions and circumstances may not result in subsequent cash requirements by us, or that future funds will be sufficient to sustain operations and to meet growth. In the event of such developments, attaining financing under such conditions may not be possible, or even if additional capital may be otherwise available, the terms on which such capital may be available may not be commercially feasible or advantageous to us.

WE HAVE BEEN ADVISED BY THE   We recently received correspondence from the
SECURITIES AND EXCHANGE       Securities Exchange Commission alleging that the
COMMISSION (THE "SEC")        exchange of BioLogix shares for shares of
THAT CERTAIN TRANSACTIONS     thehealthchannel.com may have constituted an
INVOLVING                     unregistered public offering in violation of
THEHEALTHCHANNEL.COM MAY      applicable state and federal securities laws.
HAVE BEEN IN VIOLATION OF     While we have provided correspondence to the SEC
THE SECURITIES LAWS.          denying these allegations, the SEC has indicated
                              that it continues to disagree with our position.
                              If we have engaged in an unregistered public offering, this would constitute a violation of the Securities Act of 1933 and applicable state laws and would make us potentially liable to legal action by both the SEC and state security regulators and our shareholders. In the event any of these parties were to successfully prosecute an action based on these allegations, it would have a severe and adverse effect on the Company. The Company may be required to pay monetary damages and penalties and may be subject to a court-imposed injunction, or may be forced to enter into a consent decree with the SEC. In the event, any of these events were to occur it would likely immediately and severely impact the Company, possibly impairing our ability to continue as a going concern.


                                      100
                                   EXHIBIT J

LITIGATION                    We have been named as a cross-defendant in a
                              cross-complaint filed by Michael Grandon in an
                              action pending in the Superior Court State of
                              California for the County of San Francisco,
                              Case No. 307364. This action was initiated by
                              BioLogix International, Ltd. against Michael
                              Grandon on October 22, 1999.  The complaint of
                              BioLogix International, Ltd. alleges causes of
                              action against Michael Grandon for:  (1)
                              temporary restraining order and preliminary and permanent injunction; (2) breach of fiduciary duty; (3) fraud by intentional misrepresentation; (4) conversion; (5)
                              possession of personal property; (6)
                              declaratory relief; and (7) accounting. The claims alleged by BioLogix International, Ltd.
                              relate to the actions and conduct of Mr.
                              Grandon while an officer and director of BioLogix International, Ltd. We are named as a cross-defendant in the cross-complaint of
                              Michael Grandon in a cause of action for breach of contract based upon an alleged employment agreement between Michael Grandon and BioLogix
                              International Ltd. Mr. Grandon claims that this alleged employment agreement is our responsibility based upon our purchase of the internet related assets of BioLogix
                              International Ltd. We were served with the cross-complaint on December 14, 1999. Mr.
                              Grandon seeks $400,000 in damages and options to purchase one million shares of BioLogix stock. We have answered the cross-complaint denying the allegations of Mr. Grandon. We will aggressively defend against the claims asserted by Mr. Grandon.


                                      101
                                    EXHIBIT J

                           THEHEALTHCHANNEL.COM, INC.





                       EXHIBIT K: CAPITALIZATION SCHEDULE
                           EXHIBIT L: USE OF PROCEEDS
                        EXHIBIT M: INTELLECTUAL PROPERTY
                            EXHIBIT N: KEY EMPLOYEES

                                      102
                                    EXHIBIT K

                           THEHEALTHCHANNEL.COM, INC.
                             Capitalization Schedule
                              As of August 15 2000


Common Stock Outstanding on August 15, 2000                                     79,724,043
        Warrants outstanding(1)                                                 11,043,469
        Shares reserved for issuance as a result of this Agreement             103,125,000
        Shares reserved to be issued                                             1,579,000
        Shares reserved for Stock Option Plan                                    5,000,000
        Total Shares Outstanding and Reserved                                  198,687,775
        Shares of Common Stock Authorized(2)                                   110,000,000
        Shares of Preferred Stock Authorized                                         None

(1) Includes 3,450,000 warrants already issued to Swartz Private Equity, LLC

(2) At the next shareholder meeting in October 2000, the Company is asking its shareholders to approve a three for one reverse stock split in October 2000 and increase the authorized stock to 175,000,000.


                                      103
                                    EXHIBIT K

                           THEHEALTHCHANNEL.COM, INC.
                                 Use of Proceeds

           Repayments of Bridge Loans made by             $500,000
           Laguna Pacific Partners, L.P. and
           Les Dube and Irene Dube
           Research and Development                     $9,500,000
           Marketing                                   $10,000,000
           Other Working Capital                        $9,825,000
           Expenses of Transaction and                    $175,000
           Registration

           TOTAL PROCEEDS                            $30,000,000.00


                           THEHEALTHCHANNEL.COM, INC.
                         Intellectual Property Schedule


TRADEMARKS

U.S. Trademark Application for thehealthchannel.com    Serial Number 75772466

U.S. Trademark Application for thehealthchannel.com    Serial Number 75772326


                                    EXHIBIT M

                           THEHEALTHCHANNEL.COM, INC.
                                  Key Employees


DONALD J. SHEA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN. From 1995 through 1997, Mr. Shea was Marketing Consultant to Marketing Insights, Inc., a new product development Company in Princeton, New Jersey. Prior to that he was President of Avonwood Capital Corporation, Philadelphia, Pennsylvania, a Venture Capital/Management Consulting firm; and President of Brilliant Enterprises, Inc., Philadelphia, Pennsylvania, a dental products manufacturer. Mr. Shea was also the former President and CEO of Clairol, Inc., a Division of Bristol-Myers Squibb, former Vice-President of Bristol-Myers Squibb. Mr. Shea brings over 35 years of consumer products marketing and general management experience to the Company.

THOMAS F. LONERGAN, MA, CHIEF OPERATING OFFICER, VICE PRESIDENT, SECRETARY, CHIEF FINANCIAL OFFICER, AND DIRECTOR. Mr. Lonergan was the co-founder and Vice Chairman The IQ NOW Corporation, a deliverer of healthcare information on the Internet from 1992 through 1999. Previously, he was a Regional Director of Cardiology for Tenet Medical Group, former Director of Clinical Services at Downey Community Hospital, and has been a hospital administrator for 20 years. He was responsible for $70 million budget and manages over 200 employees. For 11 years he has been an instructor and director of medical technology at Coast College. Mr. Lonergan is co-founder of the American College of Cardiovascular Administrators. He has an Associate of Arts (Pre-Medicine) from Cerritos Junior College (1971), a Bachelor of Science (Pre-Medicine) from the University of California, Irvine (1973), and an Executive Masters Degree of Business Administration from Pepperdine University (1990).

BALAZS IMRE BODAI, M.D., DIRECTOR. From 1985 and continuing through the present, Dr. Bodai is the Chief of Surgery at Kaiser Permanente Medical Center, Sacramento, California. He is also President of B and B Medical Research Technology, Inc., Sacramento, California; an Associate Clinical Professor of Surgery at the University of California at Davis; a Consultant to COAT, Johnson & Johnson, Newark, New Jersey; and a Senior Consultant to Sontek Medical, Inc., Higham, Massachusetts. "Ernie" holds a Bachelor of Science and Master of Science Degrees from the School of Medicine at the University of California at Los Angeles, and a Doctor of Medicine Degree from the University of California at Davis. He is author and co-author of over 120 scientific and clinical publications in various of the leading medical journals, author of a surgery text book, and is well-recognized within the field of emergency and critical care medicine.

JEFFREY H. BERG, PH.D., DIRECTOR. Dr. Berg holds an MBA and Ph.D. in Chemistry from New York University. From September 1995 through the present, he is a senior research analyst for M.H. Meyerson & Co., Inc. From 1991 through the present, he is the President of Health Care Insights. Mr. Berg was Chicago Corporation's senior medical advisor from 1991 to 1992. Mr. Berg was security analyst for William K. Woodruff & Co. from 1990 to 1991 and Vice-President of Research for J.C. Bradford & Co. from 1987 to 1990. From 1981 to 1987 he was Vice-President of the Health Care Division of PA Consulting Services, Inc. of London,

England, specializing in international technology and new product surveillance, venture capital investment, acquisition studies, and state-of-the-art for diverse areas of health care. During the 1970s, Mr. Berg developed products and conducted research for General Foods, the Patient Care Division of Johnson & Johnson Products, Inc., the Consumer Products Division of Ortho Pharmaceutical Corporation; and staffed and supervised scientists and engineers at the R&D laboratories for development of varied medical and health care products within the Johnson & Johnson family of companies. Dr. Berg holds several patents in the area of biosensor and disposable electrode technology. He has published a number of articles on topics such as biosensors, cancer therapy, biopharmaceuticals, drug infusion devices and industrial biotechnology. Dr. Berg serves as a liaison with the investment banking and scientific communities.

JOSEPH SONG, M.D., F.A.C.C., DIRECTOR. From 1994 through the present, Dr. Song has his own practice in Interventional Cardiology. From 1991 through 1994, he was an Interventional Cardiologist with Internal Medicine Specialists Medical Group, Inc. He is a Lecturer and Moderator at Downey Foundation Hospitals. Dr. Song is Clinical Assistant Professor of Medicine/Cardiology at the College of Osteopathic Medicine of the Pacific in California and a member of the Teaching Staff of the Family Practice Internship/Residency Program at Rio Hondo/Downey Community Hospital, California. He is certified by the American Board of Internal Medicine and the American Board of Cardiovascular Diseases. Dr. Song received an A.B. in Physics from Washington University in St. Louis Missouri in 1982 and his M.D. from University of Missouri-Columbia School of Medicine in 1986.

                                   EXHIBIT M